Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

Exhibit 10.19
WEX INC.
Memorandum
TO:        <<Name>> (the “Grantee”)
FROM:    Melissa Smith, Chief Executive Officer
SUBJECT:    Performance-Based Restricted Stock Unit Agreement
DATE:        <<Grant Date>>
You have been granted, based on the attainment of performance goals measured following 2020, an award of Performance-Based Restricted Stock Units (“PSUs”) under the terms of the WEX Inc. 2019 Equity and Incentive Plan (the “Plan”). The PSUs are sometimes collectively referred to as the “Award.” Attached to this Memorandum is an Agreement which, along with the Plan, governs your Award. You will be receiving separately a copy of the Prospectus for the Plan. The Prospectus contains important information regarding the Plan, including information regarding restrictions on your rights with respect to the PSUs granted to you. You should read the Prospectus carefully.
An Award of PSUs does not give you rights as a stockholder of the Company and you may not transfer or assign any rights in your PSUs. Prior to delivery of any shares of Company Stock hereafter, all applicable tax withholdings must be satisfied.

Date of Grant:	[Date]
Target Number of PSUs*:	[ ]
Performance Period:	____ through ____ Performance
Vesting Date:	[ ]

*The above number of PSUs granted is subject to change based on the attached performance metrics and as otherwise set forth in the Agreement and the Plan.
By accepting this Award, you are agreeing to abide by the terms of the Plan and the attached Agreement. The Agreement contains restrictions that will apply after the termination of your employment with the Company, and which may override any such existing restrictions in your contract of employment, if any. The purpose of these restrictions is to protect the Company’s business interests (including its confidential information). You should read the Agreement carefully and in its entirety before indicating your acceptance/agreement. To accept this Award and indicate your agreement to the terms of the Plan and the attached Agreement, you must indicate your acceptance of the terms by acknowledging your understanding through the use of your electronic signature by <<Accept By Date>>.

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

If you are a resident in Australia:
The Award is being offered to you for no monetary consideration. If you accept the offer of the Award that has been granted to you, you do not have to pay any monetary consideration for PSUs when they vest.
The offer of the Award is open for acceptance by you until 5:00 pm AEST on <<Accept By Date>>, unless the offer period is extended by WEX Inc., (the "Offer Period") and, if not accepted by then, it will lapse.
Market Price
The current price and historical market prices of shares in the common stock of WEX are available on WEX's website at www.wexinc.com by moving your mouse to the Our Story tab and then clicking on the For Investors and the Stock Info tab.
The Company undertakes that it will, during the Offer Period, make available to you within a reasonable period of your request the Australian dollar equivalent of the current market price of the shares in the common stock of WEX, as published by the New York Stock Exchange as the closing price on the last day on which the shares were traded before the day on which your request is received.
The Australian dollar equivalent of the current market price will be calculated by reference to the exchange rate published by the Reserve Bank of Australia on the business day before the date your request is received.
Financial and tax advice
Participation in the Plan is likely to have significant tax and financial consequences for you. It is recommended that you seek professional independent advice from your own tax adviser or accountant and financial product advice from an independent person who is licensed by the Australian Securities and Investments Commission to give such advice.

Accepted on /$CurrentDate$/
/$ParticipantName$/, residing at /$ParticipantAddress$/
WEX Inc.
97 Darling Avenue
South Portland, ME 04106

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

WEX INC.
2019 GRANT
PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD AGREEMENT
THIS AWARD AGREEMENT (“Agreement”) is entered into by and between WEX Inc., a Delaware corporation (the “Company”), and the Grantee named on the attached Memorandum (the “Memorandum”), effective as of the Date of Grant set forth on such Memorandum, pursuant to the terms and conditions of the WEX Inc. 2019 Equity and Incentive Plan (the “Plan”).
WHEREAS, the Company has the authority under and pursuant to the Plan to grant awards to eligible employees of the Company and its subsidiaries; and
WHEREAS, the Company desires to grant the Award to the Grantee subject to the terms and conditions of the Plan and this Agreement.
In consideration of the provisions contained in this Agreement, the Company and the Grantee agree as follows:
1.    The Plan. The Award granted to the Grantee hereunder is made pursuant to the Plan. A copy of the prospectus for the Plan has been provided to the Grantee and the applicable terms of such Plan are incorporated herein by reference. Terms used in this Agreement which are not defined in this Agreement shall have the meanings used or defined in the Plan.
2.    Award.     Concurrently with the acknowledgement of this Agreement and concurrently with and contingent upon your acknowledgement of the Memorandum, and further subject to the terms and conditions set forth in the Plan and this Agreement, including without limitation your agreement to comply with the obligations set forth in Paragraphs 4 and 5 below, the Company hereby grants the number of Performance-Based Restricted Stock Units indicated in the Memorandum to the Grantee. Each Performance-Based Restricted Stock Unit entitles the Grantee, upon vesting, to such number of shares of Company Stock as is determined pursuant to Schedule 1 based on attainment of performance goals and continued employment. In accepting this Award, the Grantee agrees to be bound by any clawback policy that the Company has adopted or may adopt in the future.

3.    Vesting of Units.
(a)    Upon the vesting of the Award, as described in this Section, the Company shall deliver for each Performance-Based Restricted Stock Unit that becomes vested, such number of shares of Company Stock as is determined pursuant to Schedule 1 based on attainment of performance goals and continued employment; provided, however, that the Company shall withhold from the Grantee at the time of delivery of the Company Stock the amount that the Company determines necessary to pay applicable withholding taxes as and to the extent provided in Paragraph 10 below. The Company Stock shall be delivered as soon as practicable following the vesting date or event set forth below, but in any case within 30 days after such date or event.

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

(b)     Subject to Paragraphs 3(c) and (d) and Paragraph 4, (i) the Performance-Based Restricted Stock Units shall vest, if at all, on the vesting date based on achievement of the Performance Goals, set forth in Schedule 1 so long as the Grantee remains employed with the Company or its subsidiaries through such vesting date and (ii) the Performance-Based Restricted Stock Units eligible for vesting as determined under clause (i) shall become fully vested and payable to the Grantee on the vesting date indicated on the Memorandum to the Grantee, so long as the Grantee remains employed with the Company or its subsidiaries through such vesting date.
(c)    Notwithstanding Paragraph 3(b), upon the Grantee’s death, (i) if the final number of Performance-Based Restricted Stock Units that are eligible for vesting is not determined, then the Award shall become immediately and fully vested as to the number of Performance-Based Restricted Stock Units set forth in the Memorandum that have not yet vested pursuant to Section 3(b), subject to any terms and conditions set forth in the Plan or imposed by the Compensation Committee of the Board of Directors (the “Committee”); or (ii) if the final number of Performance-Based Restricted Stock Units that are eligible for vesting has been determined pursuant to Schedule 1, then the Award shall become immediately and fully vested for such determined level of vesting for the Performance-Based Restricted Stock Units, subject to any terms and conditions set forth in the Plan or imposed by the Committee.
(d)    Notwithstanding Paragraph 3(b), upon a “Change in Control” of the Company, if the surviving entity does not agree to assume the obligations set forth in the Agreement, then the Award shall become immediately and fully vested, subject to any terms and conditions set forth in the Plan or imposed by the Committee. “Change in Control” shall have the meaning set forth in the Plan. In the event that the Award becomes immediately and fully vested upon a Change in Control that occurs prior to or during the performance period, the Grantee shall vest in the Target number of Performance-Based Restricted Stock Units set forth in the Memorandum, and the Target performance goal shall be deemed achieved, unless the Committee determines in its sole discretion to deem a higher level of achievement of the performance goal resulting in a greater number of Performance-Based Restricted Stock Units vesting upon such Change in Control. In the event the Award becomes immediately and fully vested upon a Change in Control that occurs after such period, the Grantee shall vest in the number of Performance-Based Restricted Stock Units set forth in the Memorandum, based on the level of achievement of the performance goal determined pursuant to Schedule 1.
4.     Confidential and Proprietary Information. The Grantee acknowledges that in connection with his/her employment with the Company and/or its subsidiaries, the Grantee is placed in a position of confidence and trust with the Company, and in line with that position has and will continue to have access to information of a nature not generally disclosed to the public. The Grantee agrees to keep confidential and not: (i) use or (ii) disclose to anyone any Confidential and Proprietary Information, except in the proper course of Grantee’s duties to the Company, as required by law or as authorized by the Board of Directors. “Confidential and Proprietary Information” includes but is not limited to all Company and/or its subsidiaries’ trade secrets, business and strategic plans, financial details, computer programs, manuals, contracts, current and prospective client and supplier lists, and all other documentation, business knowledge, data, material, property and supplier lists, and developments owned, possessed or controlled by the Company and/or its subsidiaries, regardless of whether possessed or developed by the Grantee in the course of his/her employment. Such Confidential and Proprietary Information may or may not be designated as confidential or proprietary and may be oral, written or electronic media. The Grantee understands that such

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan information is owned and shall continue to be owned solely by the Company, and hereby represents that he/she has not and will not disclose, directly or indirectly, in whole or in part, any Confidential and Proprietary Information. The Grantee acknowledges that he/she has complied and will continue to comply with this commitment, both as an employee and after the termination of his/her employment.

Notwithstanding the foregoing, Confidential and Proprietary Information does not include any information that: (1) is already in the public domain or becomes available to the public through no breach by the Grantee of this Agreement; (2) was lawfully in the Grantee’s possession prior to disclosure to the Grantee by the Company and/or its subsidiaries; (3) is lawfully disclosed to the Grantee by a third party (other than the Company, or any of its representatives, agents or employees) without any obligations of confidentiality attaching to such disclosure; (4) is developed by the Grantee entirely on his/her own time without the Company’s (and/or its subsidiaries’) equipment, supplies or facilities and does not relate at the time of conception to the Company’s (and/or its subsidiaries’) business or actual or demonstrably anticipated research or development; or (5) is lawfully acquired by a non-supervisory employee about wages, hours or other terms and conditions of employment when used for purposes protected by §7 of the National Labor Relations Act such as discussing wages, benefits or terms and conditions of employment, or other legally protected concerted activity for mutual aid or protection of laborers. Information shall not be deemed to be in the public domain merely because any part of said information is embodied in general disclosures or because individual features, components, or combinations thereof are now or become known to the public or are in the public domain.

The provisions in this Agreement do not prohibit the Grantee from communicating with any governmental authority or making a report in good faith and with a reasonable belief of any violations of law or regulation to a governmental authority, or from testifying or participating in a legal proceeding relating to such violations, including providing documents or information or making other disclosures protected or required by any whistleblower law or regulation to the Securities and Exchange Commission, the Department of Labor, or any other appropriate government authority. This may include disclosure of trade secret or confidential information within the limitations permitted by the 2016 Defend Trade Secrets Act (DTSA). Grantee understands, agrees and acknowledges that under the DTSA, (1) no individual will be held criminally or civilly liable under Federal or State trade secret law for the disclosure of a trade secret (as defined in the Economic Espionage Act) that: (A) is made in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and made solely for the purpose of reporting or investigating a suspected violation of law, or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal so that it is not made public; and (2) an individual who pursues a lawsuit for retaliation by an employer for reporting a suspected violation of the law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal, and does not disclose the trade secret, except as permitted by court order. Notwithstanding the foregoing, the Grantee expressly agrees to honor the confidentiality obligations in this Agreement and will only share Confidential and Proprietary Information with the Grantee’s attorney or with the government agency or entity in accordance with this Paragraph. Nothing in this Agreement shall be construed to permit or condone unlawful conduct, including but not limited to the theft or misappropriation of Company property, trade secrets or information.

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

5.    Non-Competition and Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that during his/her employment with the Company and for a period of twelve months following the termination of his/her employment with the Company for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise:

(a)    Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company with whom the Grantee directly performed any services or had any direct business contact;

(b)     Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information;

(c)     Utilize the Company’s Confidential and Proprietary Information to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company;

(d)    Solicit or induce, either directly or indirectly, any employee of the Company to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or take any action to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company within sixty days preceding that individual’s hire by the Grantee or his/her subsequent employer; and/or

(e)    Become employed by, render services to or directly or indirectly (whether for compensation or otherwise, and whether as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity), own or hold a proprietary interest in, manage, operate, or control, or join or participate in the ownership, management, operation or control of, or furnish any capital to or be connected in any manner with, any Competing Enterprise. For purposes of this subsection (e), a “Competing Enterprise” means any entity, organization or person engaged, or planning to become engaged, in substantially the same or similar business to that being conducted or actively and specifically planned to be conducted during the Grantee’s employment with the Company or within six months after the Grantee’s termination of employment with the Company or its subsidiaries, owned or controlled. It includes, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards,

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards. The restrictions in this Paragraph 5 shall be effective and binding only to the extent permissible under Rule 5.6 of the Maine Rules of Professional Conduct or any similar rule governing the practice of law that is applicable to the Grantee. The restrictions in this Paragraph shall not be construed to prevent the Grantee from, following the termination of his/her employment with the Company, working for a business entity that does not compete with the Company or its subsidiaries simply because the entity is affiliated with a Competing Enterprise, so long as the entity is operationally separate and distinct from the Competing Enterprise and the Grantee’s job responsibilities at that entity are unrelated to the Competing Enterprise. The restrictions in this Paragraph will not apply to employment by or the rendering of services to businesses that sell fuel or convenience items if those businesses are not directly competing with the Company or its subsidiaries, owned or controlled. The restrictions in this Paragraph shall also not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The Grantee acknowledges that the Company’s and its subsidiaries’ businesses are conducted internationally and agrees that the provisions in this Paragraph shall operate in any country in which the Company conducts business while the Grantee is/was employed by the Company.

The Company has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraphs 4 or 5 of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company that is enforceable under applicable law.

The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company. The Grantee also acknowledges that in the event he/she breaches any part of Paragraphs 4 or 5 of this Agreement, the damages to the Company would be irreparable. Therefore, in addition to monetary damages and/or reasonable attorney fees, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if he/she breaches any covenant set forth in Paragraph 5, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach.

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

If any one or more provisions of Paragraphs 4 or 5 shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Paragraphs 4 or 5 may be reformed, modified, revised, edited or blue-penciled to make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled.

Mindful of the obligations set forth in Paragraphs 4 and 5, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company.

6.    Termination of Employment. Notwithstanding any other provision of the Plan to the contrary, upon the termination of the Grantee’s employment with the Company and its subsidiaries for any reason whatsoever (other than death), the Award, to the extent not yet vested, shall immediately and automatically terminate; provided, however, that the Committee may, in its sole and absolute discretion agree to accelerate the vesting of the Award, upon termination of employment or otherwise, for any reason or no reason, but shall have no obligation to do so.
For purposes of the Plan and the Award, a termination of employment shall be deemed to have occurred on the date upon which the Grantee ceases to perform active employment duties for the Company or its subsidiaries following the provision of any notification of termination or resignation from employment, and without regard to any period of notice of termination of employment (whether expressed or implied) or any period of severance or salary continuation. Notwithstanding any other provision of the Plan, the Award, this Agreement or any other agreement (written or oral) to the contrary, the Grantee shall not be entitled (and by accepting an Award, thereby irrevocably waives any such entitlement) to any payment or other benefit to compensate the Grantee for the loss of any rights under the Plan as a result of the termination or expiration of an Award in connection with any termination of employment. No amounts earned pursuant to the Plan or any Award shall be deemed to be eligible compensation in respect of any other plan of the Company or any of its subsidiaries.
7.    No Assignment. Except as expressly permitted under the Plan, this Agreement may not be assigned by the Grantee by operation of law or otherwise.
8.    No Rights to Continued Employment. Neither this Agreement nor the Award shall be construed as giving the Grantee any right to continue in the employ of the Company or any of its subsidiaries, or shall interfere in any way with the right of the Company to terminate such employment.
9.    Governing Law. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the internal laws of the State of Delaware, without effect to the conflicts of laws principles thereof.
10.    Tax Obligations.

(a)
As a condition to the granting of the Award and the vesting thereof, the Grantee acknowledges and agrees that he/she is responsible for the payment of income and employment taxes (and any other taxes) payable in connection with the vesting of

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan an Award. Accordingly, the Grantee agrees to remit to the Company or any applicable subsidiary an amount sufficient to pay such taxes required to be withheld by the Company. Such payment shall be made to the Company or the applicable subsidiary of the Company in a form that is reasonably acceptable to the Company, as the Company may determine in its sole discretion.

(b)
Notwithstanding 10(a), the Company will retain and withhold from delivery at the time of vesting that number of shares of Company Stock having a fair market value equal to the taxes required to be withheld by the Company from the Grantee, which retained shares shall fund the payment of such taxes by the Company on behalf of the Grantee.

11.    Notices. Any notice required or permitted under this Agreement shall be deemed given when delivered personally, or when deposited in the regular mail, postage prepaid, addressed, as appropriate, to the Grantee at the last address specified in the Grantee’s employment records (or such other address as the Grantee may designate in writing to the Company), or to the Company, 97 Darling Avenue, South Portland, ME 04106, Attention: General Counsel, or such other address as the Company may designate in writing to the Grantee.
12.    Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.
13.    Amendments; Severability.
(a)This Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.
(b)The provisions of this Agreement are severable, such that in the event any provision of this Agreement is found to be unenforceable, in whole or in part, the remainder of this Agreement will nevertheless be binding and enforceable.
14.    Authority. The Committee has complete authority and discretion to determine Awards, and to interpret and construe the terms of the Plan and this Agreement. The determination of the Committee as to any matter relating to the interpretation or construction of the Plan or this Agreement shall be final, binding and conclusive on all parties.
15.    Rights as a Stockholder. The Grantee shall have no rights as a stockholder of the Company with respect to any shares of common stock of the Company underlying or relating to any Award until the issuance of a stock certificate to the Grantee in respect of such Award.
IN WITNESS WHEREOF, this Agreement is effective as of the date first above written.

WEX INC.

By:     Melissa Smith
Its:    Chief Executive Officer

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

SCHEDULE 1
Performance-Based Restricted Stock Unit Metrics
Subject to the terms of the Plan and the Award Agreement, the number of PRSUs vesting under the Award is based on actual performance versus the following goals:

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

EXHIBIT A

Performance Based Stock Unit Agreement

Country and State Specific Provisions

This Exhibit A includes special terms and conditions applicable to Awards granted to such Grantees under the Plan if the Grantee resides and/or works in one of the jurisdictions listed below. These terms and conditions are in addition to or, if so indicated, in replacement of the terms and conditions set forth in the Agreement.

This Exhibit A also includes information regarding Confidential and Proprietary Information, Non-Competition, Non-Solicitation and certain other issues of which the Grantee should be aware with respect to the Grantee’s receipt of the Performance Based Stock Units and participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the respective jurisdictions as of December 2018. However, such laws are often complex and change frequently. As a result, the Company strongly recommends that the Grantee not rely on the information noted herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time the Participant vests in Performance Based Restricted Stock units, acquires shares (or the cash equivalent) or sells the Company Stock acquitted under the Performance Based Restricted Stock Units.

In addition, the information contained herein is general in nature and may not apply to the Grantee’s particular situation and the Company is not in a position to assure the Grantee of any particular result. Accordingly, the Grantee is advised to seek appropriate professional advice as to how the relevant laws in the Grantee’s jurisdiction may apply to the Grantee’s situation.

Finally, if the Grantee is a citizen or resident of a jurisdiction other than the one in which the Grantee is currently residing and/or working, transfers employment and/or residency to another jurisdiction after the Award is granted or is considered a resident of another jurisdiction for local law purposes, the notifications contained herein may not be applicable to the Grantee. The Company shall, in its sole discretion, determine to what extent the terms and conditions included herein will apply under these circumstances.

Australia

Confidential and Proprietary Information

The following provisions replace Paragraph 4 of the Agreement in its entirety:

4.     Confidential and Proprietary Information. The Grantee acknowledges that in connection with his/her employment with the Company and/or its subsidiaries, the Grantee is placed in a position of confidence and trust with the Company, and in line with that position has and will continue to have access to information of a nature not generally disclosed to the public. The Grantee

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan agrees to keep confidential and not: (i) use or (ii) disclose to anyone any Confidential and Proprietary Information, except in the proper course of Grantee’s duties to the Company, as required by law or as authorized by the Board of Directors. “Confidential and Proprietary Information” includes but is not limited to all Company and/or its subsidiaries’ trade secrets, business and strategic plans, financial details, computer programs, manuals, contracts, current and prospective client and supplier lists, and all other documentation, business knowledge, data, material, property and supplier lists, and developments owned, possessed or controlled by the Company and/or its subsidiaries, regardless of whether possessed or developed by the Grantee in the course of his/her employment. Such Confidential and Proprietary Information may or may not be designated as confidential or proprietary and may be oral, written or electronic media. The Grantee understands that such information is owned and shall continue to be owned solely by the Company, and hereby represents that he/she has not and will not disclose, directly or indirectly, in whole or in part, any Confidential and Proprietary Information. The Grantee acknowledges that he/she has complied and will continue to comply with this commitment, both as an employee and after the termination of his/her employment.

Notwithstanding the foregoing, Confidential and Proprietary Information does not include any information that: (1) is already in the public domain or becomes available to the public through no breach by the Grantee of this Agreement; (2) was lawfully in the Grantee’s possession prior to disclosure to the Grantee by the Company and/or its subsidiaries; (3) is lawfully disclosed to the Grantee by a third party (other than the Company, or any of its representatives, agents or employees) without any obligations of confidentiality attaching to such disclosure; or (4) is developed by the Grantee entirely on his/her own time without the Company’s (and/or its subsidiaries’) equipment, supplies or facilities and does not relate at the time of conception to the Company’s (and/or its subsidiaries’) business or actual or demonstrably anticipated research or development. Information shall not be deemed to be in the public domain merely because any part of said information is embodied in general disclosures or because individual features, components, or combinations thereof are now or become known to the public or are in the public domain.

Non-Competition and Non-Solicitation

The following provisions replace Paragraph 5 of the Agreement in its entirety:

5.    Non-Competition and Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that during his/her employment with the Company and/or its subsidiaries and for the Restraint Period following the termination of his/her employment with the Company and/or its subsidiaries for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise:

(a)    Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company and/or its subsidiaries with whom the Grantee directly performed any services or had any direct business contact;

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

(b)    In the Restraint Area, contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company and/or its subsidiaries whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information;
(c)    Solicit or induce, either directly or indirectly, any employee of the Company and/or its subsidiaries with whom you had a business relationship and/or dealings to leave the employ of the Company and/or its subsidiaries or become employed with or otherwise engaged by any person, entity or organization other than the Company and/or its subsidiaries; or take any action to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company and/or its subsidiaries become employed with or otherwise engaged by any person, entity or organization other than the Company and/or its subsidiaries; or hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company and/or its subsidiaries; and/or
(d)    In the Restraint Area, become employed by, render services to or directly or indirectly (whether for compensation or otherwise, and whether as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity) own or hold a proprietary interest in, manage, operate, or control, or join or participate in the ownership, management, operation or control of, or furnish any capital to or be connected in any manner with, any Competing Enterprise.  For purposes of this subsection (e), a “Competing Enterprise” means any entity, organization or person engaged, or planning to become engaged, in substantially the same or similar business to that being conducted or actively and specifically planned to be conducted during the Grantee’s employment with the Company, or its subsidiaries, or within six months after the Grantee’s termination of employment with the Company or its subsidiaries, owned or controlled. It includes, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards. Furthermore, the restrictions in this Paragraph shall not be construed to prevent the Grantee from, following the termination of his/her employment with the Company and/or its subsidiaries, working for a business entity that does not compete with the Company or its subsidiaries simply because the entity is affiliated with a Competing Enterprise, so long as the entity is operationally separate and distinct from the Competing Enterprise and the Grantee’s job responsibilities at that entity are unrelated to the Competing Enterprise. The restrictions in this Paragraph will not apply to employment by or the rendering of services to businesses that sell fuel or convenience items if those businesses are not directly competing with the Company or its subsidiaries, owned or controlled. The restrictions in this Paragraph shall also not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company.

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

For the purposes of this Paragraph 5, “Restraint Period” means:
(1)    Twelve months from the Grantee’s last day of employment with the Company, or if a court holds this period to be unreasonable or invalid, then:
(2)    Nine months from the Grantee’s last day of employment with the Company, or if a court holds this period to be unreasonable or invalid, then:
(3)    Six months from the Grantee’s last day of employment with the Company, or if a court holds this period to be unreasonable or invalid, then:
(4)    Three months from the Grantee’s last day of employment with the Company.
For the purposes of this Paragraph 5, “Restraint Area" means:
(1)    Australia, or if a court holds this geographical scope to be unreasonable or invalid for any reason, then:
(2)    Victoria, New South Wales and/or any other state, territory and/or location in which the Company or any other company in the WEX group conducts business during Grantee’s employment with the Company and in which Grantee was involved and/or had knowledge of Confidential and Proprietary Information in respect of, or if a court holds this geographical scope to be unreasonable or invalid for any reason, then;
(3)    The state where the Grantee was employed.
For the purposes of this Paragraph 5, the parties understand and agree that the “Company” means WEX Inc. and any of its “related body corporate” as defined by the Corporations Act 2001 (Cth) as amended from time to time.
The Company and/or its subsidiaries have previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company and/or its subsidiaries, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions, rather than the Restrictions contained in this Paragraph 5.
The Grantee agrees and acknowledges that the Restraint Period, Restraint Area, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company. The Grantee also acknowledges that in the event he/she breaches any part of Paragraphs 4 or 5, the damages to the Company and its subsidiaries would be irreparable. Therefore, in addition to monetary damages and/or legal costs, the Company shall have the right to seek specific performance, an injunction and/or other equitable relief as appropriate in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of an interim injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if he/she breaches any covenant set forth in Paragraph 5, the duration of any covenant so breached shall, to the fullest extent permitted

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach.
Each restrictive covenant in this Paragraph 5 (resulting from any combination of the wording in this Paragraph 5, including the relevant definitions) constitutes a separate restrictive covenant that is severable from the other restrictive covenants. If any one or more provisions of this Paragraph 5 shall for any reason be held to be void, voidable, unenforceable or illegal by a court or tribunal as to the Restraint Period, Restraint Area, activity or subject, because it goes beyond what is reasonable to protect the Company’s and its subsidiaries’ business or for any other reason, then that part will be severed and the other restrictive covenants will remain in full force and effect to the greatest extent permitted by law.
The Grantee understands, acknowledges and agrees that the Grantee has been provided with an opportunity to seek independent legal advice before deciding whether or not to enter into this Agreement and that the Grantee has made the decision on his/her own accord to agree to the restrictive covenants contained within this Paragraph 5 in exchange for the consideration that the Company is providing as outlined herein.
Mindful of the obligations set forth in Paragraphs 4 and 5, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company.
Tax Obligations

Paragraph 10 Subsection (b) of the Agreement does not apply.
Amendments; Severability

Paragraph 13 Subsection (b) of the Agreement does not apply.

Belgium

Award

The reference under Paragraph 2 (Award) to Paragraph 5 should be read as a reference to Paragraphs 5, 5bis and 5ter.

Confidential and Proprietary Information

The following provisions replace Paragraph 4 of the Agreement in its entirety:

4.     Confidential and Proprietary Information. The Grantee acknowledges that in connection with his/her employment with the Company and/or its subsidiaries, the Grantee is placed in a position of confidence and trust with the Company, and, in line with that position, has and will continue to have access to information of a nature not generally disclosed to the public. The Grantee agrees to keep confidential and not: (i) use or (ii) disclose to anyone any Confidential and Proprietary

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

Information, except in the proper course of Grantee’s duties to the Company, as required by law or as authorized by the Board of Directors. “Confidential and Proprietary Information” includes, but is not limited to, all Company and/or its subsidiaries’ trade secrets, business and strategic plans, financial details, computer programs, manuals, contracts, current and prospective client and supplier lists, and all other documentation, business knowledge, data, material, property and supplier lists, and developments owned, possessed or controlled by the Company and/or its subsidiaries, regardless of whether possessed or developed by the Grantee in the course of his/her employment. Such Confidential and Proprietary Information may or may not be designated as confidential or proprietary and may be oral, written or electronic media. The Grantee understands that such information is owned and shall continue to be owned solely by the Company, and hereby represents that he/she has not disclosed and will not disclose, directly or indirectly, in whole or in part, any Confidential and Proprietary Information. The Grantee acknowledges that he/she has complied and will continue to comply with this commitment, both as an employee and after the termination of his/her employment.

Notwithstanding the foregoing, Confidential and Proprietary Information does not include any information that: (1) is already in the public domain or becomes available to the public through no breach by the Grantee of this Agreement; (2) was lawfully in the Grantee’s possession prior to disclosure to the Grantee by the Company and/or its subsidiaries; (3) is lawfully disclosed to the Grantee by a third party (other than the Company, or any of its representatives, agents or employees) without any obligations of confidentiality attaching to such disclosure; or (4) is developed by the Grantee entirely on his/her own time without the Company’s and/or its subsidiaries’ equipment, supplies or facilities and does not relate at the time of conception to the Company’s and/or its subsidiaries’ business or actual or demonstrably anticipated research or development. Information shall not be deemed to be in the public domain merely because any part of said information is embodied in general disclosures or because individual features, components, or combinations thereof are now or become known to the public or are in the public domain.

Non- Competition and Non-Solicitation

The following provisions replace Paragraph 5 of the Agreement in its entirety:

5.    Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that during his/her employment with the Company or any company or entity of the WEX Group (the “WEX Group,” referring to any company or entity that controls, is controlled by, or constitutes a consortium with the Company, whereby this term also includes the Company where appropriate), and for a period of twelve months following the termination of his/her employment with the Company and any other company or entity of the WEX Group for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company or any company or entity of the WEX Group, whether as an agent or otherwise:

(a)    Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company or any company or entity

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan of the WEX Group with whom the Grantee directly performed any services or had any direct business contact;

(b)     Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company or any company or entity of the WEX Group whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information;

(c)     Utilize the Confidential and Proprietary Information of any company or entity of the WEX Group to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company or any company or entity of the WEX Group;

(d)    Solicit or induce, either directly or indirectly, any employee of the Company or any company or entity of the WEX Group to leave the employ of the Company or any company or entity of the WEX Group or become employed with or otherwise engaged by any person, entity or organization other than the Company; or take any action to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any employee of the Company or any company or entity of the WEX Group to leave the employ of the Company or any company or entity of the WEX Group or become employed with or otherwise engaged by any person, entity or organization other than the Company or any company or entity of the WEX Group; or hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company or any company or entity of the WEX Group within sixty days preceding that individual’s hire by the Grantee or his/her subsequent employer.

5bis.    Non-Competition. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that during his/her employment with the Company or any company or entity of the WEX Group and for a period of twelve months following the termination of his/her employment with the Company and any company or entity of the WEX Group for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company or any company or entity of the WEX Group, whether as an agent or otherwise: become employed by, render services to or directly or indirectly (whether for compensation or otherwise, and whether as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity), own or hold a proprietary interest in, manage, operate, or control, or join or participate in the ownership, management, operation or control of, or furnish any capital to or be connected in any manner with, any Competing Enterprise. For purposes of this Paragraph (5bis), a “Competing Enterprise” means any entity, organization or person engaged, or planning to become engaged, in substantially the same or similar business to that being conducted or actively and specifically planned to be conducted during the Grantee’s employment with the Company or any company or entity of the WEX Group or within six months after the Grantee’s termination of employment with the Company or any company or entity of the WEX Group. It

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan includes, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards.
If notwithstanding the severability provisions in the Agreement, Paragraph 5(bis) as set out above would be considered to be null and void, the Company, acting on behalf of the employer, and the Grantee, agree to be bound by the following provision if the Grantee does not qualify as a sales representative (the “Belgian Alternative Provision 1”):
5bis.    Non-Competition. In view of the employer’s international field of activity, after the Grantee has left the employer and even if his/her seniority would be inferior to six (6) months, except in case of termination of the employment by the Grantee for serious cause, the Grantee shall, during the period and on the territory specified below, be prohibited from exercising similar activities, either by running a personal enterprise or by being hired or engaged by a competing employer and having thus the opportunity of causing a prejudice to the employer by using for himself/herself or for the profit of a competitor, his/her knowledge of any practice specific to the employer which he/she has acquired on an industrial or commercial level during his/her employment.

The prohibition referred to in this Paragraph (5bis) applies for twelve (12) months as of the day of termination of the employment and applies to the territory of Belgium and the Netherlands. The Grantee accepts that this territory is automatically extended to the countries in which he/she would also be active in the last thirty-six (36) months prior to the day of termination of the employment.

If the non-competition obligation of this Paragraph (5bis) applies, a one off and lump sum indemnity will be paid to the Grantee, unless the employer waives the application of this clause within fifteen (15) days following the termination of the employment. This indemnity will amount to half of the gross salary for the term of the effective application of the non-competition obligation.

If the non-competition obligation of this Paragraph (5bis) applies and if the Grantee fails to comply with its provisions, he/she will reimburse to the employer the indemnity he/she received and, in addition thereto, he/she will pay an equivalent amount as damages, without prejudice to the employer’s right to claim any additional damages.

If, notwithstanding the severability provisions in the Agreement, the Belgian Alternative Provision 1 would also be considered to be null and void, the Company, acting on behalf of the employer, and the Grantee, agree to be bound by the following provision if the Grantee does not qualify as a sales representative (the “Belgian Alternative Provision 2”):

5bis.    Non-Competition. The Grantee undertakes, during the course of the employment relationship and for a period of twelve (12) months following the end of the employment, not to perform, in Belgium, any activities which are similar to those exercised by the Grantee at the

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan employer, either in the framework of a competing activity for the Grantee's own account, or directly or indirectly for any competitor of the employer.

If the non-competition obligation of this article applies, a one off and lump sum indemnity will be paid to the Grantee, unless the employer waives the application of this clause within fifteen (15) days following the termination of the employment. This indemnity will amount to half of the gross salary for the term of the effective application of the non-competition obligation.

If the non-competition obligation of this article applies and if the Grantee fails to comply with its provisions, he/she will reimburse to the employer the indemnity he/she received and, in addition thereto, he/she will pay an equivalent amount as damages, without prejudice to the employer’s right to claim any additional damages.

The non-competition obligation of this article will have no effect in case of termination of the employment either during the first six (6) months of the employment, or, afterwards, by the employer for a reason other than serious cause, or by the Grantee for serious cause.

If, notwithstanding the severability provisions in the Agreement, Paragraph 5(bis) as set out above would be considered to be null and void, the Company, acting on behalf of the employer, and the Grantee, agree to be bound by the following provision if the Grantee qualifies as a sales representative (the “Belgian Alternative Provision 3”):

5bis.    Non-Competition. During the course of the employment relationship and for a period of twelve (12) months following the end of the employment, the Grantee will be prohibited from exercising activities which are similar to the activities the Grantee exercises for the employer, within the working area in which he/she carried out his/her activities, either in the framework of a competing activity for the Grantee's own account, or directly or indirectly for any competitor of the employer.

The prohibition set forth in this article will have no effect in case of termination of the employment either during the first six (6) months of the employment, or, afterwards, by the employer for a reason other than serious cause, or by the Grantee for serious cause.

In case of breach of this non-competition obligation, the Grantee will have to pay a lump-sum indemnity of three (3) months gross remuneration to the employer, without prejudice to the employer’s right to claim higher damages based on the actually suffered loss.

5ter.    Common provisions. The restrictions in Paragraphs 5 and 5bis shall not be construed to prevent the Grantee from, following the termination of his/her employment with the Company or any company or entity of the WEX Group, working for a business entity that does not compete with the Company or its subsidiaries simply because the entity is affiliated with a Competing Enterprise, so long as the entity is operationally separate and distinct from the Competing Enterprise and the Grantee’s job responsibilities at that entity are unrelated to the Competing Enterprise. The restrictions in the foregoing Paragraphs (5 and 5bis) will not apply to employment by or the rendering of services to businesses that sell fuel or convenience items if those businesses are not directly competing with the Company or its subsidiaries, owned or controlled. The restrictions in the foregoing Paragraphs (5 and 5bis) shall also not be deemed to prohibit the Grantee from owning

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The Grantee acknowledges that the Company’s and its subsidiaries’ businesses are conducted internationally and agrees that the provisions in the foregoing Paragraphs (5 and 5bis) shall operate in any country in which the Company conducts business while the Grantee is/was employed by the Company.

Existing Restrictions - The Company or any company or entity of the WEX Group has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company or any company or entity of the WEX Group, (c) solicitation or hire of employees of the Company or any company or entity of the WEX Group, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraphs 4, 5 or 5bis of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company and any company or entity of the WEX Group that is enforceable under applicable law. In case several provisions offer the same level of protection, the most recent one shall prevail.

The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company or any company or entity of the WEX Group. The Grantee also acknowledges that in the event he/she breaches any part of Paragraphs 4, 5 or 5bis of this Agreement, the damages to the Company would be irreparable. Therefore, in addition to monetary damages and/or reasonable attorney fees, the Company or any company or entity of the WEX Group shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if he/she breaches any covenant set forth in Paragraph 5 or 5bis, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company or any company or entity of the WEX Group, or until the Company or any company or entity of the WEX Group states in writing that it will seek no judicial relief for such breach.

Severability - If any one or more provisions of Paragraphs 4, 5 or 5bis shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Paragraphs 4, 5 or 5bis may be reformed, modified, revised, edited or blue-penciled to make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled.

Mindful of the obligations set forth in Paragraphs 4, 5 or 5bis, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company.

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

It is explicitly agreed that, except for the paragraphs above on (i) Existing Restrictions and (ii) Severability, the provisions of Paragraph 5ter do not apply in relation to the Belgian Alternative Provision 1 nor in relation to the Belgian Alternative Provision 2 nor in relation to the Belgian Alternative Provision 3.

Tax Obligations
10.    Tax Obligations.
The following provisions replace Paragraph 10 of the Agreement in its entirety:

(a)As a condition to the granting of the Award and the vesting thereof, the Grantee acknowledges and agrees that he/she is responsible for the payment of income and employment taxes (and any other taxes or contributions whatsoever, including social security contributions) payable in connection with the vesting of an Award. Accordingly, the Grantee agrees to remit to the Company or any applicable subsidiary an amount sufficient to pay such taxes required to be withheld by the Company. Such payment shall be made to the Company or the applicable subsidiary of the Company in a form that is reasonably acceptable to the Company, as the Company may determine in its sole discretion.

(b)Notwithstanding Paragraph 10(a), the Company will retain and withhold from delivery at the time of vesting that number of shares of Company Stock having a fair market value equal to any taxes or contributions required to be withheld by the Company from the Grantee, which retained shares shall fund the payment of such taxes or contributions by the Company or any company or entity of the WEX Group on behalf of the Grantee.
Paragraph 10 shall be without prejudice to the applicable tax and social security obligations under Belgian law applying to the Company or any company or entity of the WEX Group.

Amendments; Severability

The following provision replaces Paragraph 13(b) of the Agreement in its entirety:

(b)    The provisions of this Agreement are severable, such that in the event any provision of this Agreement is found to be unenforceable, in whole or in part, this provision shall be reduced to what is legally acceptable and the remainder of that provision and this Agreement will nevertheless be binding and enforceable.

Brazil

The Plan

The following provision supplements Paragraph 1 of the Agreement:

The Grantee’s participation in the Plan is absolutely voluntary.

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

Award

The following provision supplements Paragraph 2 of the Agreement:

The Award is not remuneration for services and, therefore, is not to be considered salary, or of a salary nature, for any purpose whatsoever.

Vesting of Units

The following provision replaces Paragraph 3 Subsection (d) of the Agreement:

(d)    Notwithstanding Paragraph 3(b), upon a “Change in Control” of the Company, if the surviving entity does not agree to assume the obligations set forth in the Agreement, then the Award shall become immediately and fully vested, subject to any terms and conditions set forth in the Plan or imposed by the Committee. “Change in Control” shall have the meaning set forth in the Plan. In the event that the Award becomes immediately and fully vested upon a Change in Control that occurs prior to or during the performance period, the Grantee shall vest in the number of Performance-Based Restricted Stock Units set forth in the Memorandum, and the performance goal shall be deemed achieved. In the event the Award becomes immediately and fully vested upon a Change in Control that occurs after such period, the Grantee shall vest in the number of Performance-Based Restricted Stock Units set forth in the Memorandum, based on the level of achievement of the performance goal determined pursuant to Schedule 1.

Confidential and Proprietary Information

The following provisions replace Paragraph 4 of the Agreement in its entirety:

4.     Confidential and Proprietary Information. The Grantee acknowledges that in connection with his/her employment with the Company and/or its subsidiaries, the Grantee is placed in a position of confidence and trust with the Company, and in line with that position has and will continue to have access to information of a nature not generally disclosed to the public. The Grantee agrees to keep confidential and not disclose to anyone, unless legally compelled to do so, Confidential and Proprietary Information. “Confidential and Proprietary Information” includes but is not limited to all Company and/or its subsidiaries’ trade secrets, business and strategic plans, financial details, computer programs, manuals, contracts, current and prospective client and supplier lists, and all other documentation, business knowledge, data, material, property and supplier lists, and developments owned, possessed or controlled by the Company and/or its subsidiaries, regardless of whether possessed or developed by the Grantee in the course of his/her employment. Such Confidential and Proprietary Information may or may not be designated as confidential or proprietary and may be oral, written or electronic media. The Grantee understands that such information is owned and shall continue to be owned solely by the Company, and hereby represents that he/she has not and will not disclose, directly or indirectly, in whole or in part, any Confidential and Proprietary Information. The Grantee acknowledges that he/she has complied and will continue to comply with this commitment, both as an employee and after the termination of his/her employment.

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

Notwithstanding the foregoing, Confidential and Proprietary Information does not include any information that: (1) is already in the public domain or becomes available to the public through no breach by the Grantee of this Agreement; (2) was lawfully in the Grantee’s possession prior to disclosure to the Grantee by the Company and/or its subsidiaries; (3) is lawfully disclosed to the Grantee by a third party (other than the Company, or any of its representatives, agents or employees) without any obligations of confidentiality attaching to such disclosure; or (4) is developed by the Grantee entirely on his/her own time without the Company’s (and/or its subsidiaries’) equipment, supplies or facilities and does not relate at the time of conception to the Company’s (and/or its subsidiaries’) business or actual or demonstrably anticipated research or development. Information shall not be deemed to be in the public domain merely because any part of said information is embodied in general disclosures or because individual features, components, or combinations thereof are now or become known to the public or are in the public domain.
Non-Competition and Non-Solicitation

The following provisions replace Paragraph 5 of the Agreement in its entirety:

5A.     Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that during his/her employment with the Company and/or its subsidiaries and for a period of twelve months following the termination of his/her employment with the Company and/or its subsidiaries for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise:
(a)Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company and/or its subsidiaries with whom the Grantee directly performed any services or had any direct business contact;

(b)Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company and/or its subsidiaries whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information;

(c)Utilize the Company’s Confidential and Proprietary Information to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company and/or its subsidiaries;

(d)Solicit or induce, either directly or indirectly, any employee of the Company and/or its subsidiaries to leave the employ of the Company and/or its subsidiaries or become employed with or otherwise engaged by any person, entity or organization other than the Company and/or its subsidiaries; or take any action to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company and/or its subsidiaries or become employed with or otherwise engaged by any person, entity or organization other than the Company and/or its subsidiaries; or hire or

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company and/or its subsidiaries within sixty days preceding that individual’s hire by the Grantee or his/her subsequent employer.

5B.     Non-Competition. Subject to the “Additional Provisions” Paragraph below, in consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that during his/her employment with the Company and/or its subsidiaries and for a period of twelve (12) months following the termination of his/her employment with the Company and/or its subsidiaries for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise become employed by, render services to or directly or indirectly (whether for compensation or otherwise, and whether as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity) own or hold a proprietary interest in, manage, operate, control, or join or participate in the ownership, management, operation or control of, or furnish any capital to or be connected in any manner with, any Competing Enterprise. For purposes of this Paragraph 5B, a “Competing Enterprise” means any entity, organization or person engaged, or planning to become engaged, in substantially the same or similar business to that being conducted or actively and specifically planned to be conducted by the Grantee’s employer, during the Grantee’s employment with the Company’s Brazilian subsidiary or any other prior or subsequent employer of the same economic group, or within six months after the Grantee’s termination of employment with the Company’s Brazilian subsidiary or any other company of the same economic group, in Brazil or abroad. It includes, without limitation and to the extent applicable: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards. The restrictions in this Paragraph shall not be construed to prevent the Grantee from, following the termination of his/her employment with the Company and/or its subsidiaries, working for a business entity that does not compete with the Company or its subsidiaries simply because the entity is affiliated with a Competing Enterprise, so long as the entity is operationally separate and distinct from the Competing Enterprise and the Grantee’s job responsibilities at that entity are unrelated to the Competing Enterprise. The restrictions in this Paragraph will not apply to employment by or the rendering of services to businesses that sell fuel or convenience items if those businesses are not directly competing with the Company or its subsidiaries, owned or controlled. The restrictions in this Paragraph shall also not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The Grantee acknowledges that the Company’s and its subsidiaries’ businesses are conducted internationally and agrees that the provisions in this Paragraph shall operate in any country in which the Company conducts business of the same line of business the Grantee was involved with while employed by the Company or its subsidiaries.

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

As compensation for the non-competition restriction imposed after the termination of employment, as described above, the Company or one of its subsidiaries agrees to pay the Grantee an amount equivalent to his/her last annual salary, payable in twelve (12) equal monthly installments (for each month of restriction). In the event the Grantee breaches his/her obligation to non-compete, the Company shall immediately stop making payments, and may also seek any other remedies provided in this Agreement, by law and/or equity.
The parties agree that the Company, at its sole discretion, shall have the right to reduce the post-termination non-compete or waive the post-termination non-compete obligation of this Paragraph 5B to the Grantee at the time the Company or its subsidiary gives notice of termination to the Grantee, regardless of whether the termination is with or without cause, or within ten calendar (10) days of the Grantee’s resignation. If the Company or its subsidiary decides to reduce the restrictive period, the compensation for such period set forth in Paragraph 5B(a) will be reduced in the same proportion, and, if the Company or its subsidiary decides to waive the Grantee’s post-termination non-compete obligation, then the Grantee shall not be entitled to compensation, in whole or in part, as provided in Paragraph 5B(a) above.

5C.      Additional Provisions. The Company and/or its subsidiaries have previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company and/or its subsidiaries, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in the “Confidential and Proprietary Information,” “Non-Competition,” “Non-Solicitation” and “Additional Provisions” Paragraphs of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company that is enforceable under applicable law.
The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company’s business. The Grantee also acknowledges that in the event he/she breaches any part of the “Confidential and Proprietary Information,” “Non-Competition,” “Non-Solicitation” and/or “Additional Provisions” Paragraphs, the damages to the Company and/or its subsidiaries would be irreparable. Therefore, in addition to monetary damages (for economic and moral damages) and reasonable attorney fees, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if he/she breaches any covenant set forth in the “Non-Solicitation” and “Additional Provisions” Paragraphs, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach.

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

Furthermore, in the event the Grantee breaches any of his/her obligations under the “Confidential and Proprietary Information,” “Non-Competition,” “Non-Solicitation” and/or “Additional Provisions” Paragraphs, the Grantee shall, in addition to any other remedy available under this Agreement, by law or equity, pay a penalty to the Company equivalent to his/her last annual salary (i.e., twelve monthly salaries), indexed by the Brazilian consumer price index and with interest of one percent (1%) per month until full payment. In the event of a breach of the non-disclosure of confidential information and/or non-compete obligation, in addition to the penalty established above and any other remedies available under this Agreement by law or equity, the Grantee shall pay a daily penalty of USD500 (five hundred U.S. dollars) per day the violation persists.
If any one or more provisions of the “Non-Competition,” “Non-Solicitation” and “Additional Provisions” Paragraphs shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Paragraphs 4, 5A and/or 5B may be reformed, modified, revised, edited or blue-penciled to make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled.
Termination of Employment

The following provision replaces the second paragraph of Paragraph 6 of the Agreement:

For purposes of the Plan and the Award, a termination of employment shall be deemed to have occurred on the date upon which the Grantee ceases to perform active employment duties for the Company or any of its subsidiaries (for any reason whatsoever) following the provision of any notification of termination or resignation from employment, and without regard to any period of notice of termination of employment (whether expressed or implied); the Company, in its sole discretion, shall determine when the Grantee is no longer actively providing employment services for purposes of the Award (including whether the Grantee may still be considered to be actively providing employment services while on a leave of absence). Notwithstanding any other provision of the Plan, the Award, this Agreement or any other agreement (written or oral) to the contrary, the Grantee shall not be entitled (and by accepting an Award, thereby irrevocably waives any such entitlement) to any payment or other benefit to compensate the Grantee for the loss of any rights under the Plan as a result of the termination or expiration of an Award in connection with any termination of employment (for any reason whatsoever, whether or not such termination is later found to be invalid or in breach of the employment laws in the jurisdiction where the Grantee is employed or providing services or the terms of the Grantee’s employment or service agreement, if any). No amounts earned pursuant to the Plan or any Award shall be deemed to be eligible compensation in respect of any other plan of the Company or any of its subsidiaries.
Governing Law and Venue

The following provision replaces Paragraph 9 of the Agreement in its entirety:

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the laws of Brazil. Any disputes shall be brought to and adjudicated by the civil courts of Sao Paulo, SP, Brazil.

Tax Obligations

The following provisions replace Paragraph 10 of the Agreement in its entirety:

10.    Tax Obligations. Regardless of any action the Company or the subsidiary that employs the Grantee (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, fringe benefits tax, payment on account, or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”), the Grantee acknowledges that the ultimate liability for all Tax-Related Items owed by the Grantee is and remains the Grantee’s responsibility and that such amount may exceed the amount actually withheld by the Company and/or the Employer. The Grantee further acknowledges that the Company and/or the Employer (i) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including the grant or vesting of the Performance-Based Restricted Stock Units, the issuance of shares of Company Stock upon settlement of the Performance-Based Restricted Stock Units, the subsequent sale of shares of Company Stock, and the receipt of any dividends or dividend equivalents; and (ii) does not commit and is under no obligation to structure the terms of the grant or any aspect of the Award to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Grantee becomes subject to tax in more than one jurisdiction, the Grantee acknowledges that the Company and/or the Employer (or former Employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to vesting of the Performance-Based Restricted Stock Units, the Grantee shall pay or make adequate arrangements satisfactory to the Company to satisfy all withholding obligations of the Company. In this regard, the Grantee authorizes the Company to withhold all applicable Tax-Related Items legally payable by the Grantee (i) from proceeds of the sale of the shares of Company Stock, either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization without further consent); and/or (ii) by the Company retaining a portion of the vested Performance-Based Restricted Stock Units to be settled.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case the Grantee may receive a refund of any over-withheld amount in cash and will have no entitlement to the Company Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Company Stock, for tax purposes, the Grantee is deemed to have been issued the full number of shares of Company Stock subject to the vested Performance-Based Restricted Stock Units, notwithstanding that a number of shares are held back solely for purposes of paying the Tax-Related Items due as a result of any aspect of the Grantee’s participation in the Plan.
Finally, the Grantee shall pay to the Company any amount of Tax-Related Items that the Company may be required to withhold as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue and deliver shares of Company Stock in payment of any earned and vested Performance-Based Restricted Stock

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

Units if the Grantee fails to comply with the Grantee’s obligations in connection with the Tax-Related Items as described in this Paragraph 10.
Amendments; Severability

The following provision replaces Paragraph 13 of the Agreement in its entirety:

13.    Amendments; Severability. This Agreement may be amended at any time by the Committee, provided that no amendment may, without the consent of the Grantee, materially and adversely affect the Grantee’s rights with respect to the Award. The provisions of this Agreement are severable, such that in the event any provision of this Agreement is found to be unenforceable, in whole or in part, the remainder of this Agreement will nevertheless be binding and enforceable.
Compliance with Law
16.     Compliance with Law. By accepting the Performance-Based Restricted Stock Units, the Grantee agrees to comply with applicable Brazilian laws and to report and pay any and all applicable Tax-Related Items associated with the Grantee’s receipt and sale of shares of Company Stock acquired through his or her participation in the Plan and the receipt of any dividends on such shares of Company Stock.
Nature of Award
17.    Nature of Award. By entering into this Agreement and accepting the grant of Performance-Based Restricted Stock Units evidenced hereby, the Grantee acknowledges, understands, and agrees that:
(a)the Grantee’s participation in the Plan is voluntary;
(b)the Grantee is making an investment decision;

(c)the shares of Company Stock will be issued to the Grantee only if the vesting conditions are met and any necessary services are rendered by the Grantee over the vesting period;

(d)the value of the underlying shares of Company Stock is not fixed and may increase or decrease in value over the vesting period without compensation to the Grantee;

(e)the future value of the shares of Company Stock that may be delivered in settlement of the Performance-Based Restricted Stock Units (to the extent earned) is unknown, indeterminable, and cannot be predicted with certainty;

(f)neither the Company, the Employer, nor any other subsidiary shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the United States Dollar that may affect the value of the Performance-Based Restricted Stock Units, any payment made pursuant to the Performance-Based Restricted Stock Units, or the subsequent sale of any shares of Company Stock acquired under the Plan;

(g)this Award is made solely by the Company, and the Company is solely responsible for the administration of the Plan and the Grantee’s participation in the Plan;

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

(h)the Plan is established voluntarily by the Company, is discretionary in nature, and may be terminated by the Company at any time, except as otherwise set forth in the Plan;

(i)the grant of Performance-Based Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Performance-Based Restricted Stock Units or benefits in lieu of Performance-Based Restricted Stock Units, even if such awards have been awarded in the past;

(j)all decisions with respect to future awards, if any, will be at the sole discretion of the Company;

(k)this Award and the underlying shares of Company Stock, and the income from and value of same, are not intended to replace any pension rights or compensation;

(l)this Award and the underlying shares of Company Stock, and the income from and value of same, are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any vacation, vacation premium, 13th salary, FGTS contributions, notice of termination, severance, resignation, termination, redundancy, dismissal, or end-of-service payments; bonuses; long-service awards; pension, retirement, or welfare benefits; or similar payments;

(m)unless otherwise provided in the Plan or by the Company in its discretion, the Performance-Based Restricted Stock Units and the benefits evidenced by this Agreement do not create any entitlement to have the Performance-Based Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out, or substituted, in connection with any corporate transaction affecting the Company Stock;

(n)the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan or the Grantee’s acquisition or sale of the underlying shares of Company Stock; and

(o)the Grantee should consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
Language
18.    Language. The Grantee warrants and represents that he/she is fluent in English and fully and unmistakably understands the terms and conditions of this Agreement. If the Grantee has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version differs from the English version, the English version shall control.
Imposition of Other Requirements
19.    Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Award and on any shares of Company Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

Electronic Delivery and Acceptance
20.    Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.

Canada

Vesting of Units

The following provision supplements Paragraph 3 Subsection (b) of the Agreement:

Where Awards are settled with shares of Company Stock that are not newly-issued, settlement of the Awards shall take place, at the latest, on or prior to December 31 of the calendar year which is three (3) years after the calendar year in which the performance of services, for which Awards are granted, occurred.

Termination of Employment

The following provision replaces the second paragraph of Paragraph 6 of the Agreement:

For purposes of the Plan and the Award, a termination of employment shall be deemed to have occurred on the date upon which the Grantee ceases to perform active employment duties for the Company or its subsidiaries following the provision of any notification of termination or resignation from employment, and without regard to any period of notice of termination of employment (whether expressed or implied) or any period of pay in lieu of notice, severance or salary continuation, save and except as may be otherwise required by applicable employment standards legislation. Notwithstanding any other provision of the Plan, the Award, this Agreement or any other agreement (written or oral) to the contrary, the Grantee shall not be entitled (and by accepting an Award, thereby irrevocably waives any such entitlement) to any payment or other benefit to compensate the Grantee for the loss of any rights under the Plan as a result of the termination or expiration of an Award in connection with any termination of employment, on a pro-rata basis or otherwise, and whether under statute, contract, common law or otherwise, save and except as may be otherwise required by applicable employment standards legislation. No amounts earned pursuant to the Plan or any Award shall be deemed to be eligible compensation in respect of any other plan of the Company or any of its subsidiaries.
Confidential and Proprietary Information

The following provisions replace Paragraph 4 of the Agreement in its entirety:

4.    Confidential and Proprietary Information. The Grantee acknowledges that in connection with his/her employment with the Company, the Grantee is placed in a position of confidence and trust with the Company, and in line with that position has and will continue to have access to information of a nature not generally disclosed to the public. The Grantee agrees to keep

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan confidential and not: (i) use or (ii) disclose to anyone any Confidential and Proprietary Information, except in the proper course of Grantee’s duties to the Company, as required by law or as authorized by the Board of Directors. “Confidential and Proprietary Information” includes but is not limited to all Company trade secrets, business and strategic plans, financial details, computer programs, manuals, contracts, current and prospective client and supplier lists, and all other documentation, business knowledge, data, material, property and supplier lists, and developments owned, possessed or controlled by the Company, regardless of whether possessed or developed by the Grantee in the course of his/her employment. Such Confidential and Proprietary Information may or may not be designated as confidential or proprietary and may be oral, written or electronic media. The Grantee understands that such information is owned and shall continue to be owned solely by the Company, and hereby represents that he/she has not and will not disclose, directly or indirectly, in whole or in part, any Confidential and Proprietary Information. The Grantee acknowledges that he/she has complied and will continue to comply with this commitment, both as an employee and after the termination of his/her employment.

Notwithstanding the foregoing, Confidential and Proprietary Information does not include any information that: (1) is already in the public domain or becomes available to the public through no breach by the Grantee of this Agreement; (2) was lawfully in the Grantee’s possession prior to disclosure to the Grantee by the Company; (3) is lawfully disclosed to the Grantee by a third party (other than the Company, or any of its representatives, agents or employees) without any obligations of confidentiality attaching to such disclosure; or (4) is developed by the Grantee entirely on his/her own time without the Company’s equipment, supplies or facilities and does not relate at the time of conception to the Company’s business or actual or demonstrably anticipated research or development. Information shall not be deemed to be in the public domain merely because any part of said information is embodied in general disclosures or because individual features, components, or combinations thereof are now or become known to the public or are in the public domain.

The provisions in this Agreement do not prohibit the Grantee from communicating with any governmental authority or making a report in good faith and with a reasonable belief of any violations of law or regulation to a governmental authority, or from testifying or participating in a legal proceeding relating to such violations, including making other disclosures protected or required by any whistleblower law or regulation to any appropriate government authority; provided expressly that the Grantee agrees to honor the confidentiality obligations in this Agreement and will only share Confidential and Proprietary Information with the Grantee’s lawyer or with the government agency or entity. Nothing in this Agreement shall be construed to permit or condone unlawful conduct, including but not limited to the theft or misappropriation of Company property, trade secrets or information.

Non-Competition and Non-Solicitation

The following provisions replace Paragraph 5 of the Agreement in its entirety:

5A.    Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that during his/her employment with the Company and for a period of twelve months following the termination of his/her employment with the Company for any reason, he/she

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise:

(a)    Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company with whom the Grantee directly performed any services or had any direct business contact;

(b)     Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information;

(c)     Utilize the Company’s Confidential and Proprietary Information to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company; and/or

(d)    Solicit or induce, either directly or indirectly, any employee of the Company to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or take any action to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company within sixty days preceding that individual’s hire by the Grantee or his/her subsequent employer.

5B.    Non-Competition. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that during his/her employment with the Company and for a period of (i) twelve months following the termination of his/her employment with the Company for any reason if the Grantee was classified by the Company in its human resources information system of record as being in a Director-level role or above (e.g., Director, VP, SVP, CEO, etc.) as of his/her last day of employment with the Company, or (ii) six months following the termination of his/her employment with the Company for any reason if the Grantee was classified by the Company in its human resources information system of record as being in a role below Director-level (e.g., Manager, Team Lead, Individual Contributor, etc.) as of his/her last day of employment with the Company, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, become employed by, render services to or directly or indirectly (whether for compensation or otherwise, and whether as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity), own or hold a proprietary interest in, manage, operate, or control, or join or participate in the ownership, management, operation or control of, or furnish any capital to or be connected in any manner with, any Competing Enterprise in the Restricted Area. For purposes of this Paragraph, a “Competing Enterprise” means any entity, organization or person engaged, or planning to become

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan engaged, in substantially the same or similar business to that being conducted or actively and specifically planned to be conducted during the Grantee’s employment with the Company or within six months after the Grantee’s termination of employment with the Company or its subsidiaries, owned or controlled. It includes, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards. For purposes of this Paragraph, the “Restricted Area” is Canada and any other country where the Grantee or any employee under the Grantee’s direct or indirect supervision performed material services for the Company. The restrictions in this Paragraph shall not be construed to prevent the Grantee from, following the termination of his/her employment with the Company, working for a business entity that does not compete with the Company or its subsidiaries simply because the entity is affiliated with a Competing Enterprise, so long as the entity is operationally separate and distinct from the Competing Enterprise and the Grantee’s job responsibilities at that entity are unrelated to the Competing Enterprise. The restrictions in this Paragraph will not apply to employment by or the rendering of services to businesses that sell fuel or convenience items if those businesses are not directly competing with the Company or its subsidiaries, owned or controlled. The restrictions in this Paragraph shall also not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company.

5C.    Additional Provisions. The Company has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraphs 4, 5A, 5B or 5C of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company that is enforceable under applicable law.

The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company. The Grantee also acknowledges that in the event he/she breaches any part of Paragraphs 4, 5A, 5B or 5C of this Agreement, the damages to the Company would be irreparable. Therefore, in addition to monetary damages and/or reasonable legal fees, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if he/she breaches any covenant set forth in Paragraphs 5A or 5B, the duration of any covenant so breached shall, to

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach.

If any one or more provisions of Paragraphs 4, 5A, 5B or 5C shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Paragraphs 4, 5A, 5B or 5C may be reformed, modified, revised, edited or blue-penciled to make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled.

Mindful of the obligations set forth in Paragraphs 4, 5A, 5B and 5C, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company.

Governing Law

The following provision replaces Paragraph 9 of the Agreement in its entirety:

9.    Governing Law. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the internal laws of the province in which the Grantee performs the majority of his or her work for the Company and the federal laws of Canada applicable in that province.
Tax Obligations

The following provision replaces Paragraph 10 of the Agreement in its entirety:

10.    Tax Obligations. As a condition to the granting of the Award and the vesting thereof, the Grantee acknowledges and agrees that he/she is responsible for the payment of income and employment taxes (and any other taxes required to be withheld) payable in connection with the vesting and settlement of an Award. Accordingly, the Grantee agrees to remit to the Company or any applicable subsidiary an amount sufficient to pay such taxes. Such payment shall be made to the Company or the applicable subsidiary of the Company in a form that is reasonably acceptable to the Company, as the Company may determine in its sole discretion. Notwithstanding the foregoing, the Company may retain and withhold from delivery at the time of vesting that number of shares of Company Stock having a fair market value equal to the taxes owed by the Grantee, which retained shares shall fund the payment of such taxes by the Company on behalf of the Grantee.

Voluntary Participation

16.    Voluntary Participation. By accepting this Award of securities, the Grantee represents and warrants to the Company that his or her participation in the trade and acceptance of such securities is voluntary and that he or she has not been induced to participate by expectation of engagement, appointment, employment or continued engagement, appointment or employment, as applicable.

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

Language
17.    Language. The parties have requested that this document be drawn up in the English language. / Les parties ont exigé que le présent document soit rédigé dans la langue anglaise.
The Netherlands

WEX Europe Netherlands B.V. awards only:
The Company has the authority under and pursuant to the Plan to grant awards to eligible employees of the Company and its subsidiaries (collectively, the “Group Companies”).
The Grantee is employed by WEX Europe Netherlands B.V. (the “Employer”), a wholly-owned subsidiary of the Company; and “eligible employees” for the purposes of Performance-Based Restricted Stock Unit Awards made to participants resident in the Netherlands shall include employees and executive directors only of the Employer.
Vesting of Units
The following provisions replace Paragraph 3 Subsection (b) of the Agreement:

(b)    Subject to Paragraphs 3(c) and (d) and Paragraph 4, (i) the Performance-Based Restricted Stock Units shall vest, if at all, on the vesting date based on achievement of the Performance Goals, set forth in Schedule 1, so long as the Grantee remains employed with the Group Companies through such Vesting Date and (ii) of such Performance-Based Restricted Stock Units eligible for vesting as determined under clause (i), all Performance-Based Restricted Stock Units shall become vested and payable to the Grantee on the applicable Vesting Date so long as the Grantee remains employed with the Group Companies through such vesting date.

Confidential and Proprietary Information

The following provisions replace Paragraph 4 of the Agreement in its entirety:

4.
Confidential and Proprietary Information. The Grantee acknowledges that in connection with his/her employment with the Group Companies, the Grantee has and will continue to have access to information of a nature not generally disclosed to the public. The Grantee agrees to keep confidential and not: (i) use or (ii) disclose to anyone, any Confidential Information, except in the proper course of Grantee’s duties to the Group Companies, as required by law or as authorized by the Board of Directors.

4.1.	The term “Confidential and Proprietary Information” includes but is not limited to:

4.1.1.	financial information relating to the Employer and any Group Company including (but not limited to) management accounts, sales forecasts, dividend forecasts, profit

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan and loss accounts and balance sheets, draft accounts, results, order schedules, profit margins, pricing strategies, and other information regarding the performance or future performance of the Employer or any Group Company;

4.1.2.
client or customer lists and contact lists, details of the terms of business with, the fees and commissions charged to or by and the requirements of customers or clients, prospective customers or clients of, buyers from and suppliers to the Employer or any Group Company, price lists, discount structures, pricing statistics, market research reports, renewal dates and any customer or prospective customer complaints;

4.1.3.
any information relating to expansion plans, maturing business opportunities, business strategy, marketing plans, and presentations, tenders, projects, joint ventures or acquisitions and developments contemplated, offered, or undertaken by the Employer or any Group Company;

4.1.4.	details of the employees, officers, and workers of and consultants to the Employer or any Group Company, their job skills and capabilities and the remuneration and other benefits paid to them;

4.1.5.
copies or details of and information relating to know-how, research activities, inventions, creative briefs, ideas, computer programs (whether in source code or object code), secret processes, designs and formulae, or other intellectual property undertaken, commissioned, or produced by or on behalf of the Employer or any Group Company;

4.1.6.	confidential reports or research commissioned by or provided to the Employer or any Group Company and any trade secrets and confidential transactions of the Employer or any Group Company;

4.1.7.
details of any marketing, development, pre-selling or other exploitation of any intellectual property, or other rights of the Employer or any Group Company, any proposed options or agreements to purchase, license, or otherwise exploit any intellectual property of the Employer or any Group Company, any intellectual property which is under consideration for development by the Employer or any Group Company, any advertising, marketing, or promotional campaign which the Employer or any Group Company is to conduct; and

4.1.8.
any information which the Grantee ought reasonably to know is confidential and any information which has been given to the Employer or any Group Company in confidence by agents, buyers, clients, consultants, customers, suppliers, or other persons.

4.2.
The previous sub-Paragraph will apply to any such information whether designated as confidential and proprietary or not and whether provided orally, in writing or on electronic media. The previous sub-Paragraph will not apply to any information which is in the public domain, other than by way of unauthorized disclosure (whether by Grantee or any other person) or which Grantee is entitled to disclose under the laws of the Netherlands.

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

4.3.
No Confidential and Proprietary Information may be reproduced (except in the proper exercise of Grantee’s duties to the Company) or given to the press or any publication whatsoever or in the form of a paper to a professional body without the prior written consent of the Company.

4.4.
Grantee shall not make copies of, or memorize any, Confidential and Proprietary Information and shall on the Termination Date return to the Company any records in any form of Confidential and Proprietary Information acquired or received by Grantee during the course of his/her employment and shall not retain any copy or summary of the same.

Definitions for Restrictive Covenants, Non-Solicitation and Non-Competition
The following provisions replace Paragraph 5 of the Agreement in its entirety:

5A	Definitions for Restrictive Covenants.
The following definitions apply to the Clauses below:

5A.1	“Critical Employee” means any person who:

5A.1.1	is employed or engaged by or seconded or assigned to the Employer or any Group Company during the Restricted Period; and

5A.1.2	or whom, during the Relevant Period:

5A.1.2.1	Grantee has had direct or indirect managerial responsibility; or

5A.1.2.2	with whom Grantee had material contact or dealings; and

5A.1.3	who, during the Relevant Period:

5A.1.3.1	had material contact with Customers or Prospective Customers or Suppliers in performing his/her duties of employment with the Employer or any Group Company; and/or

5A.1.3.2	is in possession of Confidential and Proprietary Information about Customers or Prospective Customers or Suppliers;

5A.2
“Customer” means any person, firm, company, business entity or other organization whatsoever to which the Employer or any Group Company distributed, sold or supplied Restricted Goods or Restricted Services during the Relevant Period and with which, during that period:

5A.2.1	Grantee, or

5A.2.2	any employee under Grantee’s direct or indirect supervision, had material dealings in the course of employment with the Employer or any Group Company, or about whom Grantee was in possession of Confidential and Proprietary Information, but always excluding therefrom any subsidiary, division, branch or

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan office of such person, firm, company or other organization whatsoever with which Grantee and/or any such employee had no dealings during that period;

5A.3
“Prospective Customer” means any person, firm, company or other organization whatsoever with which the Employer or any Group Company had discussions during the Relevant Period regarding the possible distribution, sale or supply of Restricted Goods or Restricted Services and with which, during such period:

5A.3.1	Grantee, or

5A.3.2	any employee who was under Grantee’s direct or indirect supervision, had material dealings in the course of employment by the Employer or any Group Company, or about whom Grantee was in possession of Confidential and Proprietary Information, but always excluding therefrom any subsidiary, division, branch or office of that person with which Grantee and/or any such employee had no dealings during that period;

5A.4	“Relevant Period” means the period of twelve months immediately preceding the start of the Restricted Period;

5A.5
“Restricted Area” means the Netherlands and any other country in the world where the Employer or any Group Company is providing or supplying, or is planning to provide or supply, any Restricted Goods or Restricted Services and in or for which, during the course of Grantee’s employment:

5A.5.1	Grantee, or

5A.5.2	any employee under Grantee’s direct supervision,
performed material duties for the Employer or relevant Group Company;

5A.6	“Restricted Goods or Restricted Services” means:

5A.6.1
any products and services provided by the Employer or any Group Company as at the Termination Date or which the Employer or any Group Company has planned to start providing within six months of the Termination Date including, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards researched, developed, manufactured, distributed or sold by the Employer or any Group Company; and

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

5A.6.2	with which Grantee’s duties were materially concerned or for which Grantee, or any employee who was under Grantee’s direct or indirect supervision, was responsible during the Relevant Period, or any products or services of the same type or materially similar to such products or services;

5A.7
“Restricted Period” means the period commencing on the earlier of (i) the Termination Date; (ii) the date when Grantee commences Garden Leave; or (iii) such date on which Grantee ceases providing services to any Group Company, and continuing for twelve months in respect of the Non-Solicitation of Customers, Prospective Customers and Critical Employees in Paragraphs 5B.1.1 and 5B.1.2, and six months in respect of the Non-Competition restriction in Paragraph 5B.1.3;

5A.8	“Termination Date” means the date upon which Grantee’s employment with the Employer terminates for whatever reason and howsoever arising, whether lawfully or unlawfully.

5B.	Non-Solicitation and Non-Competition.

5B.1
In order to protect the Confidential and Proprietary Information, and business/customer connections and workforce stability of the Employer and any Group Company, the Grantee agrees that during his/her employment with the Employer and during the Restricted Period, without the Employer’s consent, he/she shall not whether on his/her own behalf or in conjunction with any person, firm, company, business entity or other organization whatsoever, (and whether as an employee, employer, consultant, agent, principal, partner corporate officer, board member, director, or in any other individual or representative capacity whatsoever), directly or indirectly:

5B.1.1
In competition with the Employer and/or any Group Company, contact, call on, provide advice to, solicit, take away, or divert, and/or influence or attempt to influence any Customer or Prospective Customer of the Employer or any Group Company in respect of Restricted Goods or Restricted Services;

5B.1.2
Solicit or induce, either directly or indirectly, any Critical Employee to leave the employ of the Employer or any Group Company; or hire or employ, or assist in the hire or employment of, either directly or indirectly, any Critical Employee in the business of researching into, developing or otherwise dealing with Restricted Goods or Restricted Services;

5B.1.3
Within the Restricted Area become employed by, render services to or directly or indirectly (whether for compensation or otherwise), manage, operate, or control, or join or participate in the management, operation or control of, any business which provides or supplies Restricted Goods or Restricted Services within the Restricted Area (or is intending to do so within the Restricted Period), if the business:

5B.1.3.1	is in competition with the Employer and/or any Group Company with respect to Restricted Goods or Restricted Services; or

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

5B.1.3.2	is intending to compete with the Employer and/or any Group Company with respect to Restricted Goods or Restricted Services within the Restricted Period, save that this shall not prohibit the Grantee from acting in any capacity where there is no risk of conscious or subconscious direct or indirect transmission or use of Confidential and Proprietary Information.
For the purposes of this restriction, acts done by the Grantee outside the Restricted Area shall nonetheless be deemed to be done within the Restricted Area where their primary purpose is to distribute, sell, supply or otherwise deal with Restricted Goods or Restricted Services in the Restricted Area.

5B.2
The Employer has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Employer, (c) solicitation or hire of employees of the Employer, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraph 4 or 5B of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to restrictions in this Agreement.

5B.3
Grantee hereby agrees that he/she will at the request and cost of the Employer enter into a direct agreement or undertaking with any Group Company whereby he/she will accept restrictions and provisions corresponding to the restrictions and provisions in this Paragraph 5B (or such of them as may be appropriate in the circumstances) in relation to such activities and such area and for such a period as such Group Company may reasonably require for the protection of its legitimate business interests.

5B.4
If the Grantee’s employment transfers by operation of law to a third party (the “Transferee”), this Paragraph 5B shall with effect from that transfer of employment apply to Grantee as if references to the Employer included the Transferee and references to any Group Company were construed accordingly, and as if the references to defined terms in respect of the Employer and any Group Company including but not limited to "Customer", "Prospective Customer" and "Critical Employee", applied to the customers, prospective customers and critical employees of the Transferee and their respective Group Companies. Grantee agrees to execute any such documents as may be required to effectuate said benefit.

5B.5
Each of the restrictions contained in this Paragraph 5B, each definition set out in Paragraph 5A, each limb of such definition and each operative word within each sub-paragraph or definition is intended to be an entirely separate, severable and independent restriction, notwithstanding that they are combined together for the sake of brevity, and the Grantee agrees not to advance any argument to the contrary. In the event that any of the restrictions shall be held to be void or ineffective but would be valid and effective if some part of the wording thereof were deleted such restriction

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan shall apply with such modification as may be necessary to make it valid and effective. If such a deletion applies to a definition, such deletion shall not apply to any other restriction, so that each definition is deemed to be repeated each time it is used.

5B.6
The Grantee warrants that s/he will provide a copy of this Agreement to any employer or other person to whom or with whom the Grantee is intending to provide services within the Restricted Period, and that the Grantee will do so before entering into any contractually binding agreement to perform such services.

5B.7	Immediately after agreeing to provide services to any person during the Restricted Period, the Grantee will notify the Employer of the identity of that person.

5B.8
Mindful of the obligations set forth in Paragraphs 4, 5A and 5B, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company.

No Rights to Continued Employment

The following provisions replace Paragraph 8 of the Agreement in its entirety:
8. No Rights to Continued Employment.
(a)    Neither this Agreement nor the Award shall be construed as giving the Grantee any right to continue in the employ of the Company or any of its subsidiaries, or shall interfere in any way with the right of the Company or any of its subsidiaries to terminate such employment.
(b)    The grant of Awards under the Plan is made at the discretion of the Company and the Plan may be suspended or terminated by the Company at any time. The grant of an Award in one year or at one time does not in any way entitle the Grantee to an Award in the future. The Plan is wholly discretionary and is not to be considered part of the Grantee's normal or expected compensation subject to severance, resignation, redundancy or similar compensation. The value of the Award is an extraordinary item of compensation which is outside the scope of the Grantee's employment contract (if any).
(c)    The rights and obligations of the Grantee under the terms of his/her office or employment with his/her employing entity, any past or present subsidiary, or associated or affiliate company of the Company shall not be affected by his/her participation in the Plan or the grant of this Award or any right which he/she may have to participate therein, and the Grantee hereby waives all and any rights to compensation or damages in consequence of the termination of his/her office or employment with any such company for any reasons whatsoever (whether lawful or unlawful and including, without prejudice to the generality of the foregoing, in circumstances giving rise to a claim for wrongful dismissal) insofar as those rights arise or may arise from his/her ceasing to have rights under the Plan or being entitled to this Award as a result of such termination, or from the loss or diminution in value of such rights or entitlements.
Governing Law
The following provisions replace Paragraph 9 of the Agreement in its entirety:

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

9. Governing Law. Save for taxation, which shall be governed by the law of the Netherlands, this Agreement and the legal relations between the parties shall be governed by and construed in accordance with the internal laws of the State of Delaware, without effect to the conflicts of laws principles thereof.
Tax Obligations
The following provisions replace Paragraph 10 of the Agreement in its entirety:
10. Tax Obligations. As a condition to the granting of the Award and the vesting thereof, the Grantee acknowledges and agrees that he/she is responsible for the payment of applicable Dutch wage taxes, social security premiums and any other taxes required to be withheld payable in connection with the vesting of an Award. Accordingly, the Grantee agrees to remit to the Company or any applicable subsidiary an amount sufficient to pay such taxes. Such payment shall be made to the Company or the applicable subsidiary of the Company in a form that is reasonably acceptable to the Company, as the Company may determine in its sole discretion. Notwithstanding the foregoing, the Company may retain and withhold from delivery at the time of vesting that number of shares of Company Stock having a fair market value equal to the taxes owed by the Grantee, which retained shares shall fund the payment of such taxes by the Company on behalf of the Grantee.
Further to the above, the Grantee agrees to indemnify and keep indemnified the Employer and all Group Companies in respect of any income tax and National Insurance liability which fails to be paid to the Dutch tax authorities by the Company or the Employer in connection with the grant, vesting or cancellation of the Award or the acquisition or other dealing in the shares of Company Stock acquired.
Amendments; Severability
Paragraph 13 Subsection (b) of the Agreement does not apply.
Insider Trading Restrictions
16. Insider Trading Restrictions.

(a)By accepting the Restricted Stock Units and participating in the Plan, the Grantee acknowledges that Grantee is subject to insider trading restrictions, which may affect the Grantee’s ability to acquire or sell Restricted Stock Units under the Plan during such times as the Grantee is considered to have “inside information”.

(b)More specific, under Article 5:56 of the Dutch Financial Supervision Act (“Wet op het financieel toezicht”), anyone who has “inside information” related to an issuing company is prohibited from effectuating a transaction in securities in or from the Netherlands. “Inside information” is defined as knowledge of details concerning the issuing company to which the securities relate, which is not public and which, if published, would reasonably be expected to affect the stock price, regardless of the development of the price.

(c)Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy.

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

(d)The Grantee acknowledges that it is his or her responsibility to comply with any applicable restrictions, and the Grantee is advised to speak to his or her personal advisor on this matter.

Data Privacy

17.    Data Privacy.
(a)    The Grantee hereby explicitly and unambiguously agrees to the collection, use and transfer, in electronic or other form, of his/her personal data as described in this Agreement by and among, as applicable, his/her employing entity or contracting party and the Company, for the exclusive purpose of implementing, administering and managing his/her participation in the Plan.
(b)    The Grantee understands that the Company holds certain personal information about him/her, including, but not limited to, his/her name, home address and telephone number, work location and phone number, date of birth, hire date, details of all awards or any other entitlement to shares of common stock of the Company awarded, vested, unvested or outstanding in the Grantee’s favor, for the purpose of implementing, administering and managing the Plan (“Personal Data”). The Company is committed to protecting the security of the personal information the Grantee shares with it and uses a variety of technical and organisational methods to secure his/ her personal information in accordance with applicable laws. The Grantee understands that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Grantee’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Grantee’s country. The Company expects such third parties to process any data disclosed to them in accordance with applicable law, including with respect to data confidentiality and security and ensures that appropriate or suitable safeguards are in place to protect the Grantee’s personal information and that transfer of his/ her personal information is in compliance with applicable data protection laws. The Grantee understands that he/she may request a list with the names and addresses of any potential recipients of the Personal Data by contacting his/her local human resources representative. The Grantee authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing his/her participation in the Plan. The Grantee understands that Personal Data will be held only as long as is necessary to implement, administer and manage his/her participation in the Plan. The Grantee understands that he/she may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or request deletion of his/her data, in any case without cost, by contacting in writing his/her local human resources representative. The Grantee understands, however, that requesting to delete his/her data may affect his/her ability to participate in the Plan. The Grantee also understands that his/her employing entity or contracting party and the Company, may still need to retain his personal data to maintain his continued employment. For more information on the consequences of Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that he/she may contact his/her local human resources representative.

WEX Fleet Netherlands B.V. awards only:
The Company has the authority under and pursuant to the Plan to grant awards to eligible employees of the Company and its subsidiaries (collectively, the “Group Companies”).

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

The Grantee is employed by WEX Fleet Netherlands B.V. (the “Employer”), a wholly-owned subsidiary of the Company; and “eligible employees” for the purposes of Restricted Stock Unit Awards made to participants resident in the Netherlands shall include employees and executive directors only of the Employer.

Vesting of Units
The following provisions replace Paragraph 3 Subsection (b) of the Agreement:

(b)    Subject to Paragraphs 3(c) and (d) and Paragraph 4, (i) the Performance-Based Restricted Stock Units shall vest, if at all, on the vesting date based on achievement of the Performance Goals, set forth in Schedule 1, so long as the Grantee remains employed with the Group Companies through such Vesting Date and (ii) of such Performance-Based Restricted Stock Units eligible for vesting as determined under clause (i), all Performance-Based Restricted Stock Units shall become vested and payable to the Grantee on the applicable Vesting Date so long as the Grantee remains employed with the Group Companies through such vesting date.

Confidential and Proprietary Information

The following provisions replace Paragraph 4 of the Agreement in its entirety:

4.
Confidential and Proprietary Information. The Grantee acknowledges that in connection with his/her employment with Employer, the Grantee has and will continue to have access to information of a nature not generally disclosed to the public. The Grantee agrees to keep confidential and not: (i) use or (ii) disclose to anyone, any Confidential Information, except in the proper course of Grantee’s duties to the Employer and/or Company, as required by law or as authorized by the Board of Directors.

4.1.	The term “Confidential and Proprietary Information” includes but is not limited to:

4.1.1.
financial information relating to the Employer and any Group Company including (but not limited to) management accounts, sales forecasts, dividend forecasts, profit and loss accounts and balance sheets, draft accounts, results, order schedules, profit margins, pricing strategies, and other information regarding the performance or future performance of the Employer or any Group Company;

4.1.2.
client or customer lists and contact lists, details of the terms of business with, the fees and commissions charged to or by and the requirements of customers or clients, prospective customers or clients of, buyers from and suppliers to the Employer or any Group Company, price lists, discount structures, pricing statistics, market research reports, renewal dates and any customer or prospective customer complaints;

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

4.1.3.
any information relating to expansion plans, maturing business opportunities, business strategy, marketing plans, and presentations, tenders, projects, joint ventures or acquisitions and developments contemplated, offered, or undertaken by the Employer or any Group Company;

4.1.4.	details of the employees, officers, and workers of and consultants to the Employer or any Group Company, their job skills and capabilities and the remuneration and other benefits paid to them;

4.1.5.
copies or details of and information relating to know-how, research activities, inventions, creative briefs, ideas, computer programs (whether in source code or object code), secret processes, designs and formulae, or other intellectual property undertaken, commissioned, or produced by or on behalf of the Employer or any Group Company;

4.1.6.	confidential reports or research commissioned by or provided to the Employer or any Group Company and any trade secrets and confidential transactions of the Employer or any Group Company;

4.1.7.
details of any marketing, development, pre-selling or other exploitation of any intellectual property, or other rights of the Employer or any Group Company, any proposed options or agreements to purchase, license, or otherwise exploit any intellectual property of the Employer or any Group Company, any intellectual property which is under consideration for development by the Employer or any Group Company, any advertising, marketing, or promotional campaign which the Employer or any Group Company is to conduct; and

4.1.8.
any information which the Grantee ought reasonably to know is confidential and any information which has been given to the Employer or any Group Company in confidence by agents, buyers, clients, consultants, customers, suppliers, or other persons.

4.2. The previous sub-Paragraph will apply to any such information whether designated as confidential and proprietary or not and whether provided orally, in writing or on electronic media. The previous sub-Paragraph will not apply to any information which is in the public domain, other than by way of unauthorized disclosure (whether by Grantee or any other person) or which Grantee is entitled to disclose under the laws of the Netherlands.
4.3. No Confidential and Proprietary Information may be reproduced (except in the proper exercise of Grantee’s duties to the Company) or given to the press or any publication whatsoever or in the form of a paper to a professional body without the prior written consent of the Company.

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

4.4. Grantee shall not make copies of, or memorize any, Confidential and Proprietary Information and shall on the Termination Date return to the Company any records in any form of Confidential and Proprietary Information acquired or received by Grantee during the course of his/her employment and shall not retain any copy or summary of the same.

Definitions for Restrictive Covenants, Non-Solicitation and Non-Competition
The following provisions replace Paragraph 5 of the Agreement in its entirety:

5A.	Definitions for Restrictive Covenants.
The following definitions apply to the Clauses below:

5A.1	“Critical Employee” means any person who:

5A1.1	is employed or engaged by or seconded or assigned to the Employer or any Group Company during the Restricted Period; and

5A1.2	for whom, during the Relevant Period:

5A.1.2.1	Grantee has had direct or indirect managerial responsibility; or

5A.1.2.2	with whom Grantee had material contact or dealings; and

5A.1.3	who, during the Relevant Period:

5A.1.3.1	had material contact with Customers or Prospective Customers or Suppliers in performing his/her duties of employment with the Employer or any Group Company; and/or

5A.1.3.2	is in possession of Confidential and Proprietary Information about Customers or Prospective Customers or Suppliers;

5A.2
“Customer” means any person, firm, company, business entity or other organization whatsoever to which the Employer or any Group Company distributed, sold or supplied Restricted Goods or Restricted Services during the Relevant Period and with which, during that period:

5A.2.1	Grantee, or

5A.2.2	any employee under Grantee’s direct or indirect supervision, had material dealings in the course of employment with the Employer or any Group Company, or about whom Grantee was in possession of Confidential and Proprietary Information, but always excluding therefrom any subsidiary, division, branch or office

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan of such person, firm, company or other organization whatsoever with which Grantee and/or any such employee had no dealings during that period;

5A.3
“Prospective Customer” means any person, firm, company or other organization whatsoever with which the Employer or any Group Company had discussions during the Relevant Period regarding the possible distribution, sale or supply of Restricted Goods or Restricted Services and with which, during such period:

5A.3.1	Grantee, or

5A.3.2	any employee who was under Grantee’s direct or indirect supervision, had material dealings in the course of employment by the Employer or any Group Company, or about whom Grantee was in possession of Confidential and Proprietary Information, but always excluding therefrom any subsidiary, division, branch or office of that person with which Grantee and/or any such employee had no dealings during that period;

5A.4	“Relevant Period” means the period of twelve months immediately preceding the start of the Restricted Period;

5A.5
“Restricted Area” means the Netherlands and any other country in the world where the Employer or any Group Company is providing or supplying, or is planning to provide or supply, any Restricted Goods or Restricted Services and in or for which, during the course of Grantee’s employment:

5A.5.1	Grantee, or

5A.5.2	any employee under Grantee’s direct supervision,
performed material duties for the Employer or relevant Group Company;

5A.6	“Restricted Goods or Restricted Services” means:

5A.6.1
any products and services provided by the Employer or any Group Company as at the Termination Date or which the Employer or any Group Company has planned to start providing within six months of the Termination Date including, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards researched, developed, manufactured, distributed or sold by the Employer or any Group Company; and

5A.6.2	with which Grantee’s duties were materially concerned or for which Grantee, or any employee who was under Grantee’s direct or indirect supervision, was responsible during the Relevant Period,

or any products or services of the same type or materially similar to such products or services;

5A.7
“Restricted Period” means the period commencing on the earlier of (i) the Termination Date; (ii) the date when Grantee commences Garden Leave; or (iii) such date on which Grantee ceases providing services to the Employer, and continuing for twelve months in respect of the Non-Solicitation of Customers, Prospective Customers and Critical Employees in Paragraphs 5B.1.1 and 5B.1.2, and six months in respect of the Non-Competition restriction in Paragraph 5B.1.3;

5A.8	“Termination Date” means the date upon which Grantee’s employment with the Employer terminates for whatever reason and howsoever arising, whether lawfully or unlawfully.

5B	Non-Solicitation and Non-Competition.

5B.1
In order to protect the Confidential and Proprietary Information, and business/customer connections and workforce stability of the Employer and any Group Company, the Grantee agrees that during his/her employment with the Employer and during the Restricted Period, without the Employer’s consent, he/she shall not whether on his/her own behalf or in conjunction with any person, firm, company, business entity or other organization whatsoever, (and whether as an employee, employer, consultant, agent, principal, partner corporate officer, board member, director, or in any other individual or representative capacity whatsoever), directly or indirectly:

5B.1.1
In competition with the Employer and/or any Group Company, contact, call on, provide advice to, solicit, take away, or divert, and/or influence or attempt to influence any Customer or Prospective Customer of the Employer or any Group Company in respect of Restricted Goods or Restricted Services;

5B.1.2
Solicit or induce, either directly or indirectly, any Critical Employee to leave the employ of the Employer or any Group Company; or hire or employ, or assist in the hire or employment of, either directly or indirectly, any Critical Employee

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan in the business of researching into, developing or otherwise dealing with Restricted Goods or Restricted Services;

5B.1.3
Within the Restricted Area become employed by, render services to or directly or indirectly (whether for compensation or otherwise), manage, operate, or control, or join or participate in the management, operation or control of, any business which provides or supplies Restricted Goods or Restricted Services within the Restricted Area (or is intending to do so within the Restricted Period), if the business:

5B1.3.1	is in competition with the Employer and/or any Group Company with respect to Restricted Goods or Restricted Services; or

5B1.3.2	is intending to compete with the Employer and/or any Group Company with respect to Restricted Goods or Restricted Services within the Restricted Period, save that this shall not prohibit the Grantee from acting in any capacity where there is no risk of conscious or subconscious direct or indirect transmission or use of Confidential and Proprietary Information.
For the purposes of this restriction, acts done by the Grantee outside the Restricted Area shall nonetheless be deemed to be done within the Restricted Area where their primary purpose is to distribute, sell, supply or otherwise deal with Restricted Goods or Restricted Services in the Restricted Area.

5B.2
The Employer has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Employer, (c) solicitation or hire of employees of the Employer, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraph 4 or 5B of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to restrictions in this Agreement.

5B.3
Grantee hereby agrees that he/she will at the request and cost of the Employer enter into a direct agreement or undertaking with any Group Company whereby he/she will accept restrictions and provisions corresponding to the restrictions and provisions in this Paragraph 5B (or such of them as may be appropriate in the circumstances) in relation to such activities and such area and for such a period as such Group Company may reasonably require for the protection of its legitimate business interests.

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

5B.4
If the Grantee’s employment transfers by operation of law to a third party (the “Transferee”), this Paragraph 5B shall with effect from that transfer of employment apply to Grantee as if references to the Employer included the Transferee and references to any Group Company were construed accordingly, and as if the references to defined terms in respect of the Employer and any Group Company including but not limited to "Customer", "Prospective Customer" and "Critical Employee", applied to the customers, prospective customers and critical employees of the Transferee and their respective Group Companies. Grantee agrees to execute any such documents as may be required to effectuate said benefit.

5B.5
Each of the restrictions contained in this Paragraph 5B, each definition set out in Paragraph 5A, each limb of such definition and each operative word within each sub-paragraph or definition is intended to be an entirely separate, severable and independent restriction, notwithstanding that they are combined together for the sake of brevity, and the Grantee agrees not to advance any argument to the contrary. In the event that any of the restrictions shall be held to be void or ineffective but would be valid and effective if some part of the wording thereof were deleted such restriction shall apply with such modification as may be necessary to make it valid and effective. If such a deletion applies to a definition, such deletion shall not apply to any other restriction, so that each definition is deemed to be repeated each time it is used.

5B.6
The Grantee warrants that s/he will provide a copy of this Agreement to any employer or other person to whom or with whom the Grantee is intending to provide services within the Restricted Period, and that the Grantee will do so before entering into any contractually binding agreement to perform such services.

5B.7	Immediately after agreeing to provide services to any person during the Restricted Period, the Grantee will notify the Employer of the identity of that person.

5B.8
Mindful of the obligations set forth in Paragraphs 4, 5A and 5B, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company.

No Rights to Continued Employment

The following provisions replace Paragraph 8 of the Agreement in its entirety:

8. No Rights to Continued Employment.
(a)    Neither this Agreement nor the Award shall be construed as giving the Grantee any right to continue in the employ of the Company or any of its subsidiaries, or shall interfere in any way with the right of the Company or any of its subsidiaries to terminate such employment.

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

(b)    The grant of Awards under the Plan is made at the discretion of the Company and the Plan may be suspended or terminated by the Company at any time. The grant of an Award in one year or at one time does not in any way entitle the Grantee to an Award in the future. The Plan is wholly discretionary and is not to be considered part of the Grantee's normal or expected compensation subject to severance, resignation, redundancy or similar compensation. The value of the Award is an extraordinary item of compensation which is outside the scope of the Grantee's employment contract (if any).
(c)    The rights and obligations of the Grantee under the terms of his/her office or employment with his/her employing entity, any past or present subsidiary, or associated or affiliate company of the Company shall not be affected by his/her participation in the Plan or the grant of this Award or any right which he/she may have to participate therein, and the Grantee hereby waives all and any rights to compensation or damages in consequence of the termination of his/her office or employment with any such company for any reasons whatsoever (whether lawful or unlawful and including, without prejudice to the generality of the foregoing, in circumstances giving rise to a claim for wrongful dismissal) insofar as those rights arise or may arise from his/her ceasing to have rights under the Plan or being entitled to this Award as a result of such termination, or from the loss or diminution in value of such rights or entitlements.
Governing Law
The following provisions replace Paragraph 9 of the Agreement in its entirety:
9. Governing Law. Save for taxation, which shall be governed by the law of the Netherlands, this Agreement and the legal relations between the parties shall be governed by and construed in accordance with the internal laws of the State of Delaware, without effect to the conflicts of laws principles thereof.
Tax Obligations
The following provisions replace Paragraph 10 of the Agreement in its entirety:

10. Tax Obligations. As a condition to the granting of the Award and the vesting thereof, the Grantee acknowledges and agrees that he/she is responsible for the payment of applicable Dutch wage taxes, social security premiums and any other taxes required to be withheld payable in connection with the vesting of an Award. Accordingly, the Grantee agrees to remit to the Company or any applicable subsidiary an amount sufficient to pay such taxes. Such payment shall be made to the Company or the applicable subsidiary of the Company in a form that is reasonably acceptable to the Company, as the Company may determine in its sole discretion. Notwithstanding the foregoing, the Company may retain and withhold from delivery at the time of vesting that number of shares of Company Stock having a fair market value equal to the taxes owed by the Grantee, which retained shares shall fund the payment of such taxes by the Company on behalf of the Grantee.
Further to the above, the Grantee agrees to indemnify and keep indemnified the Company and the Employer in respect of any income tax and National Insurance liability which fails to be paid to the Dutch tax authorities by the Company or the Employer in connection with the grant,

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan vesting or cancellation of the Award or the acquisition or other dealing in the shares of Company Stock acquired.
Amendments; Severability
Paragraph 13 Subsection (b) of the Agreement does not apply.
Insider Trading Restrictions
16. Insider Trading Restrictions.

(a)    By accepting the Restricted Stock Units and participating in the Plan, the Grantee acknowledges that Grantee is subject to insider trading restrictions, which may affect the Grantee’s ability to acquire or sell Restricted Stock Units under the Plan during such times as the Grantee is considered to have “inside information”.

(b)    More specific, under Article 5:56 of the Dutch Financial Supervision Act (“Wet op het financieel toezicht”), anyone who has “inside information” related to an issuing company is prohibited from effectuating a transaction in securities in or from the Netherlands. “Inside information” is defined as knowledge of details concerning the issuing company to which the securities relate, which is not public and which, if published, would reasonably be expected to affect the stock price, regardless of the development of the price.

(c)    Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy.

(d)    The Grantee acknowledges that it is his or her responsibility to comply with any applicable restrictions, and the Grantee is advised to speak to his or her personal advisor on this matter.

Data Privacy

17.    Data Privacy.
(a)    The Grantee hereby explicitly and unambiguously agrees to the collection, use and transfer, in electronic or other form, of his/her personal data as described in this Agreement by and among, as applicable, his/her employing entity or contracting party and the Company, for the exclusive purpose of implementing, administering and managing his/her participation in the Plan.

(b)    The Grantee understands that the Company holds certain personal information about him/her, including, but not limited to, his/her name, home address and telephone number, work location and phone number, date of birth, hire date, details of all awards or any other entitlement to shares of common stock of the Company awarded, vested, unvested or outstanding in the Grantee’s favor, for the purpose of implementing, administering and managing the Plan (“Personal Data”). The Company is committed to protecting the security of the personal information the Grantee shares with it and uses a variety of technical and organisational methods to secure his/ her personal information in accordance with applicable laws. The Grantee understands that Personal Data may

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Grantee’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Grantee’s country. The Company expects such third parties to process any data disclosed to them in accordance with applicable law, including with respect to data confidentiality and security and ensures that appropriate or suitable safeguards are in place to protect the Grantee’s personal information and that transfer of his/ her personal information is in compliance with applicable data protection laws. The Grantee understands that he/she may request a list with the names and addresses of any potential recipients of the Personal Data by contacting his/her local human resources representative. The Grantee authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing his/her participation in the Plan. The Grantee understands that Personal Data will be held only as long as is necessary to implement, administer and manage his/her participation in the Plan. The Grantee understands that he/she may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or request deletion of his/her data, in any case without cost, by contacting in writing his/her local human resources representative. The Grantee understands, however, that requesting to delete his/her data may affect his/her ability to participate in the Plan. The Grantee also understands that his/her employing entity or contracting party and the Company, may still need to retain his personal data to maintain his continued employment. For more information on the consequences of Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that he/she may contact his/her local human resources representative.

New Zealand

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

Warning

This is an offer of Performance-Based Restricted Stock Units in WEX Inc. Upon their vesting (as further set out in this document) as Company Stock, Company Stock gives you a stake in the ownership of WEX Inc. You may receive a return on Company Stock if dividends are paid.

If WEX Inc. runs into financial difficulties and is wound up, you will be paid only after all creditors and holders of preference shares have been paid. You may lose some or all of your investment.

New Zealand law normally requires people who offer financial products to give information to investors before they invest. This information is designed to help investors to make an informed decision.

The usual rules do not apply to this offer because it is made under an employee share purchase scheme. As a result, you may not be given all the information usually required. You will also have fewer other legal protections for this investment.

Ask questions, read all documents carefully, and seek independent financial advice before committing yourself.

The Performance-Based Restricted Stock Units themselves are not quoted and are not transferable. You are not able to sell Performance-Based Restricted Stock Units. However, upon vesting in accordance with these terms, the Performance-Based Restricted Stock Units will be vested as shares of Company Stock. Company Stock is quoted on the New York Stock Exchange. This means you may be able to sell your vested Company Stock on the New York Stock Exchange if there are interested buyers. You may get less than you invested. The price will depend on the demand for the Company Stock.

Confidential and Proprietary Information

The following provisions replace Paragraph 4 of the Agreement in its entirety:

4.    Confidential and Proprietary Information. The Grantee acknowledges that in connection with his/her employment with the Company and/or its subsidiaries, the Grantee is placed in a position of confidence and trust with the Company, and in line with that position has and will continue to have access to information of a nature not generally disclosed to the public. The Grantee agrees to keep confidential and not: (i) use or (ii) disclose to anyone any Confidential and Proprietary Information, except in the proper course of Grantee’s duties to the Company, as required by law or as authorized by the Board of Directors. “Confidential and Proprietary Information” includes but is not limited to all Company and/or its subsidiaries’ trade secrets, business and strategic plans, financial details, computer programs, manuals, contracts, current and prospective client and supplier lists, and all other documentation, business knowledge, data, material, property and supplier lists, and developments owned, possessed or controlled by the Company and/or its subsidiaries, regardless of whether possessed or developed by the Grantee in the course of his/her employment. Such Confidential and Proprietary Information may or may not be designated as confidential or proprietary and may be oral, written or electronic media. The Grantee understands that such

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan information is owned and shall continue to be owned solely by the Company, and hereby represents that he/she has not and will not disclose, directly or indirectly, in whole or in part, any Confidential and Proprietary Information. The Grantee acknowledges that he/she has complied and will continue to comply with this commitment, both as an employee and after the termination of his/her employment.

Notwithstanding the foregoing, Confidential and Proprietary Information does not include any information that: (1) is already in the public domain or becomes available to the public through no breach by the Grantee of this Agreement; (2) was lawfully in the Grantee’s possession prior to disclosure to the Grantee by the Company and/or its subsidiaries; (3) is lawfully disclosed to the Grantee by a third party (other than the Company, or any of its representatives, agents or employees) without any obligations of confidentiality attaching to such disclosure; or (4) is developed by the Grantee entirely on his/her own time without the Company’s (and/or its subsidiaries’) equipment, supplies or facilities and does not relate at the time of conception to the Company’s (and/or its subsidiaries’) business or actual or demonstrably anticipated research or development. Information shall not be deemed to be in the public domain merely because any part of said information is embodied in general disclosures or because individual features, components, or combinations thereof are now or become known to the public or are in the public domain.

Non-Competition and Non-Solicitation

The following provisions replace Paragraph 5 of the Agreement in its entirety:

5.    Non-Competition and Non-Solicitation.

In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that during his/her employment with the Company and/or its subsidiaries and for the Restraint Period following the termination of his/her employment with the Company and/or its subsidiaries for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise:

(a)    Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company and/or its subsidiaries with whom the Grantee directly performed any services or had any direct business contact;
(b)    Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company and/or its subsidiaries whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information;
(c)    Solicit or induce, either directly or indirectly, any employee of the Company and/or its subsidiaries, with whom you had a business relationship and/or dealings, to leave the employ of the Company and/or its subsidiaries or become employed with or otherwise engaged by any person, entity or organization other than the Company and/or its subsidiaries; or take any action to assist

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company and/or its subsidiaries become employed with or otherwise engaged by any person, entity or organization other than the Company and/or its subsidiaries; or hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company and/or its subsidiaries; and/or
(d)    In the Restraint Area, become employed by, render services to or directly or indirectly (whether for compensation or otherwise, and whether as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity) own or hold a proprietary interest in, manage, operate, or control, or join or participate in the ownership, management, operation or control of, or furnish any capital to or be connected in any manner with, any Competing Enterprise.  For purposes of this subsection (e), a “Competing Enterprise” means any entity, organization or person engaged, or planning to become engaged, in substantially the same or similar business to that being conducted or actively and specifically planned to be conducted during the Grantee’s employment with the Company, or its subsidiaries, or within six months after the Grantee’s termination of employment with the Company or its subsidiaries, owned or controlled. It includes, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards. Furthermore, the restrictions in this Paragraph shall not be construed to prevent the Grantee from, following the termination of his/her employment with the Company and/or its subsidiaries, working for a business entity that does not compete with the Company or its subsidiaries simply because the entity is affiliated with a Competing Enterprise, so long as the entity is operationally separate and distinct from the Competing Enterprise and the Grantee’s job responsibilities at that entity are unrelated to the Competing Enterprise. The restrictions in this Paragraph will not apply to employment by or the rendering of services to businesses that sell fuel or convenience items if those businesses are not directly competing with the Company or its subsidiaries, owned or controlled. The restrictions in this Paragraph shall also not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company.

For the purposes of this Paragraph 5, “Restraint Period” means:
(1)    Twelve months from the Grantee’s last day of employment with the Company, or if a court holds this period to be unreasonable or invalid, then:
(2)    Nine months from the Grantee’s last day of employment with the Company, or if a court holds this period to be unreasonable or invalid, then:
(3)    Six months from the Grantee’s last day of employment with the Company, or if a court holds this period to be unreasonable or invalid, then:

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

(4)    Three months from the Grantee’s last day of employment with the Company.
For the purposes of this Paragraph 5, “Restraint Area" means:
(1)    New Zealand, or if a court holds this geographical scope to be unreasonable or invalid for any reason, then:
(2)    Auckland and/or any other region and/or location in which the Company or any other company in the WEX group conducts business during Grantee’s employment with the Company and in which Grantee was involved and/or had knowledge of Confidential and Proprietary Information in respect of, or if a court holds this geographical scope to be unreasonable or invalid for any reason, then;
(3)    Auckland.
For the purposes of this Paragraph 5, the parties understand and agree that the “Company” means WEX Inc. and any of its holding or subsidiary companies as defined by the Companies Act 1993 (NZ) as amended from time to time.

The Company and/or its subsidiaries have previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company and/or its subsidiaries, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions, rather than the Restrictions contained in this Paragraph 5.
The Grantee agrees and acknowledges that the Restraint Period, Restraint Area, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company. The Grantee also acknowledges that in the event he/she breaches any part of Paragraphs 4 or 5, the damages to the Company and its subsidiaries would be irreparable. Therefore, in addition to penalties, monetary damages and interest and/or legal costs, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of an interim injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if he/she breaches any covenant set forth in Paragraph 5, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach.
The parties undertake and agree that the restrictive covenants outlined in Paragraph 5 constitute a reasonable bargain between the parties for the consideration that will be provided by the Company in exchange for the Grantee entering into the restrictive covenants as outlined. Each restrictive covenant in this Paragraph 5 (resulting from any combination of the wording in this Paragraph 5, including the relevant definitions) constitutes a separate restrictive covenant that is severable from the other restrictive covenants. If any one or more provisions of this Paragraph 5

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan shall for any reason be held to be unreasonable, void, voidable, unenforceable or illegal by a court or tribunal as to the Restraint Period, Restraint Area, activity or subject, because it goes beyond what is reasonable to protect the Company and its business or for any other reason, then the parties specifically agree that in accordance with section 83 of the Contract and Commercial Law Act 2017 (NZ) as amended from time to time, the offensive part will be severed and the other restrictive covenants will remain in full force and effect to the greatest extent permitted by law or a court may modify the provision to the extent that it would be deemed reasonable in order to give effect to the terms of the restrictive covenant so modified. For the avoidance of doubt, the parties agree that a court may modify provision contained within this Paragraph 5 notwithstanding that such a modification cannot be effected by the deletion of words from the provision.
The Grantee understands, acknowledges and agrees that the Grantee has been provided with an opportunity to seek independent legal advice before deciding whether or not to enter into this Agreement and that the Grantee has made the decision on his/her own accord to agree to the restrictive covenants contained within this Paragraph 5 in exchange for the consideration that the Company is providing as outlined herein.
Mindful of the obligations set forth in Paragraphs 4 and 5, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company.

Tax Obligations

The following provision replaces Paragraph 10 of the Agreement in its entirety:

10.    Tax Obligations.
Paragraph 10 Subsection (b) of the Agreement does not apply.

Amendments; Severability

Paragraph 13 Subsection (b) of the Agreement does not apply.

Singapore

The Grantee is employed by WEX Asia Pte Ltd (the “Employer”), a wholly-owned subsidiary of the Company (each a “Group Company” and collectively, with all other subsidiaries of the Company, the “Group Companies”).

Confidential and Proprietary Information

The following provisions replace Paragraph 4 of the Agreement in its entirety:

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

4.    Confidential and Proprietary Information. The Grantee acknowledges that in connection with his/her employment with Employer, the Grantee has and will continue to have access to information of a nature not generally disclosed to the public. The Grantee agrees to keep confidential and not: (i) use or (ii) disclose to anyone any Confidential Information, except in the proper course of Grantee’s duties to the Employer and/or Company, as required by law or as authorized by the Board of Directors.

4.1.	The term “Confidential and Proprietary Information” includes but is not limited to:

4.1.1.
financial information relating to the Employer and any Group Company including (but not limited to) management accounts, sales forecasts, dividend forecasts, profit and loss accounts and balance sheets, draft accounts, results, order schedules, profit margins, pricing strategies, and other information regarding the performance or future performance of the Employer or any Group Company;

4.1.2.
client or customer lists and contact lists, details of the terms of business with, the fees and commissions charged to or by and the requirements of customers or clients, prospective customers or clients of, buyers from and suppliers to the Employer or any Group Company, price lists, discount structures, pricing statistics, market research reports;

4.1.3.
any information relating to expansion plans, maturing business opportunities, business strategy, marketing plans, and presentations, tenders, projects, joint ventures or acquisitions and developments contemplated, offered, or undertaken by the Employer or any Group Company;

4.1.4.	details of the employees, officers, and workers of and consultants to the Employer or any Group Company, their job skills and capabilities and the remuneration and other benefits paid to them;

4.1.5.
copies or details of and information relating to know-how, research activities, inventions, creative briefs, ideas, computer programs (whether in source code or object code), secret processes, designs and formulae, or other intellectual property undertaken, commissioned, or produced by or on behalf of the Employer or any Group Company;

4.1.6.	confidential reports or research commissioned by or provided to the Employer or any Group Company and any trade secrets and confidential transactions of the Employer or any Group Company;

4.1.7.
details of any marketing, development, pre-selling or other exploitation of any intellectual property, or other rights of the Employer or any Group Company, any proposed options or agreements to purchase, license, or otherwise exploit any intellectual property of the Employer or any Group Company, any intellectual property which is under consideration for development by the Employer or any Group Company, any advertising, marketing, or promotional campaign which the Employer or any Group Company is to conduct; and

4.1.8.	any information which the Grantee ought reasonably to know is confidential and any information which has been given to the Employer or any Group Company in

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan confidence by agents, buyers, clients, consultants, customers, suppliers, or other persons.

4.2.	The previous sub-paragraph will apply to any such information whether designated as confidential and proprietary or not and whether provided orally, in writing or on electronic media.

4.3.
No Confidential and Proprietary Information may be reproduced (except in the proper exercise of Grantee’s duties to the Company) or given to the press or any publication whatsoever or in the form of a paper to a professional body without the prior written consent of the Company.

4.4.
Grantee shall not make copies of, or memorize any, Confidential and Proprietary Information and shall on the Termination Date return to the Company any records in any form of Confidential and Proprietary Information acquired or received by Grantee during the course of his/her employment and shall not retain any copy or summary of the same.

Definitions for Restrictive Covenants, Non-Solicitation and Non-Competition

The following provisions replace Paragraph 5 of the Agreement in its entirety:

5A.     Definitions for Restrictive Covenants. The following definitions apply to the Clauses below:

5A.1.	“Critical Employee” means any person who is employed or engaged by or seconded or assigned to the Employer or any Group Company during the Relevant Period and:

5A.1.1.	for whom Grantee has had direct or indirect managerial responsibility or with whom Grantee had material contact or dealings during the course of his/her employment; and

5A.1.2.	who had material contact with Customers or Prospective Customers or Suppliers in performing his/her duties of employment with the Employer or any Group Company; or

5A.1.3.	who is in possession of Confidential and Proprietary Information about Customers or Prospective Customers or Suppliers;

5A.2.
“Customer” means any person, firm, company, business entity or other organization whatsoever to which the Employer or any Group Company distributed, sold or supplied goods or services which are the same as or similar to the Restricted Goods or Restricted Services during the Relevant Period and with which, during that period:

5A.2.1.	Grantee, or

5A.2.2.
any employee under Grantee’s direct or indirect supervision, had material dealings in the course of employment with the Employer or any Group Company, or about whom Grantee was in possession of Confidential and Proprietary Information,

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan but always excluding therefrom any division, branch or office of such person, firm, company or other organization whatsoever with which Grantee and/or any such employee had no dealings during that period;

5A.3.
“Prospective Customer” means any person, firm, company or other organisation whatsoever with which the Employer or any Group Company had discussions during the Relevant Period regarding the possible distribution, sale or supply of goods or services which are the same as or similar to the Restricted Goods or Restricted Services and with which, during such period:

5A.3.1.	Grantee, or
5A.3.2.    any employee who was under Grantee’s direct or indirect supervision, had material dealings in the course of employment by the Employer or any Group Company, or about whom Grantee was in possession of Confidential and Proprietary Information, but always excluding therefrom any division, branch or office of that person with which Grantee and/or any such employee had no dealings during that period;

5A.4.	“Recognised Investment Exchange” means a recognized investment exchange or an overseas investment exchange;

5A.5.	“Relevant Period” means the period of twelve months immediately preceding the start of the Restricted Period;

5A.6.
“Restricted Area” means Singapore and any other country in the world where the Employer or any Group Company is providing or supplying, or is planning to provide or supply, any goods or services which are the same as or similar to the Restricted Goods or Restricted Services and in or for which, during the course of Grantee’s employment:

5A.6.1.	Grantee, or

5A.6.2.	any employee under Grantee’s direct or indirect supervision, performed material duties for the Employer or relevant Group Company;

5A.7.	“Restricted Goods and Restricted Services” means:

5A.7.1.
any products and services provided by the Employer or any Group Company as at the Termination Date or which the Employer or any Group Company has planned to start providing within six months of the Termination Date including, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating,

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards researched, developed, manufactured, distributed or sold by the Employer or any Group Company; and

5A.7.2.
with which Grantee’s duties were materially concerned or for which Grantee, or any employee who was under Grantee’s direct or indirect supervision, was responsible during the Relevant Period, or any products of the same type or materially similar to such products;

5A.8.
“Restricted Period” means the period commencing on the Termination Date, or the date when Grantee commences Garden Leave, or such date on which Grantee ceases providing services to the Employer if earlier, and continuing for twelve months in respect of the Non-Solicitation of Customers, Prospective Customers and Critical Employees in Paragraphs 5B.1.1 and 5B.1.2, and six months in respect of the Non-Competition restriction in Paragraph 5B.1.3;

5A.9.	“Securities” means any shares, debentures (whether or not secured), warrants or options to purchase any shares or debentures; and

5A.10.	“Termination Date” means the date upon which Grantee’s employment with the Employer terminates for whatever reason and howsoever arising, whether lawfully or unlawfully.
5B.     Non-Solicitation and Non-Competition.

5B.1.
The Grantee agrees that during his/her employment with the Employer and during the Restricted Period, without the Employer’s consent, he/she shall not whether on his/her own behalf or in conjunction with any person, firm, company, business entity or other organisation whatsoever, (and whether as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity whatsoever), directly or indirectly:

5B.1.1.
In competition with the Employer and/or any Group Company, contact, call on, provide advice to, solicit, take away, or divert, and/or influence or attempt to influence any Customer or Prospective Customer of the Employer or any Group Company in respect of Restricted Goods or Restricted Services;

5B.1.2.
Solicit or induce, either directly or indirectly, any Critical Employee to leave the employ of the Employer or any Group Company; or hire or employ, or assist in the hire or employment of, either directly or indirectly, any Critical Employee in the business of researching into, developing or otherwise dealing with goods or services which are the same as or similar to Restricted Goods or Restricted Services if that business is, or seeks to be at that time or in the future, in competition with the Employer and/or any Group Company.

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

5B.1.3.
Within the Restricted Area become employed by, render services to or directly or indirectly (whether for compensation or otherwise) own or hold a proprietary interest in, manage, operate, or control, or join or participate in the ownership, management, operation or control of, or furnish any capital to or be connected in any manner with, any business which provides or supplies goods and/or services which are the same as or similar to the Restricted Goods or Restricted Services, if the business is or seeks (at that time or within six months after the Grantee’s termination of employment) to be in competition with the Employer and/or any Group Company. For the purposes of this restriction, acts done by the Grantee outside the Restricted Area shall nonetheless be deemed to be done within the Restricted Area where their primary purpose is to distribute, sell, supply or otherwise deal with goods and/or services which are the same as or similar to the Restricted Goods or Restricted Services in the Restricted Area.

5B.1.4.
The foregoing Non-Competition restriction is subject to the exception that Grantee may hold, for investment purposes only, an interest of up to 5% in nominal value or in the case of Securities not having any nominal value in number or class of Securities, in any class of Securities in a company which is quoted on any Recognised Investment Exchange provided that the company which issued the Securities does not carry on a business which is similar to, or competitive with, any Restricted Goods or Restricted Services.

5B.2.
The Employer has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraphs 4 or 5B of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company that is enforceable under applicable law.

5B.3.
Grantee hereby agrees that he/she will at the request and cost of the Employer enter into a direct agreement or undertaking with any Group Company whereby he/she will accept restrictions and provisions corresponding to the restrictions and provisions in the Non-Solicitation and Non-Competition Paragraphs (or such of them as may be appropriate in the circumstances) in relation to such activities and such area and for such a period as such Group Company may reasonably require for the protection of its legitimate business interests.

5B.4.
Each of the restrictions contained in this Paragraph 5B is intended to be an entirely separate, severable and independent restriction. In the event that any of the restrictions shall be held to be void or ineffective but would be valid and effective if some part of the wording thereof were deleted such restriction shall apply with such modification as may be necessary to make it valid and effective.

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

5B.5.
Mindful of the obligations set forth in Paragraphs 4, 5A and 5B above, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company.

No Rights to Continued Employment

The following provisions supplement Paragraph 8 of the Agreement:

The grant of Awards under the Plan is made at the discretion of the Company and the Plan may be suspended or terminated by the Company at any time. The grant of an Award in one year or at one time does not in any way entitle the Grantee to an Award in the future. The Plan is wholly discretionary and is not to be considered part of the Grantee's normal or expected compensation subject to severance, resignation, redundancy or similar compensation. The value of the Award is an extraordinary item of compensation which is outside the scope of the Grantee's employment contract (if any).
The rights and obligations of the Grantee under the terms of his/her office or employment with his/her employing entity, any past or present subsidiary, or associated or affiliate company of the Company shall not be affected by his/her participation in the Plan or the grant of this Award or any right which he/she may have to participate therein, and the Grantee hereby waives all and any rights to compensation or damages in consequence of the termination of his/her office or employment with any such company for any reasons whatsoever (whether lawful or unlawful and including, without prejudice to the generality of the foregoing, in circumstances giving rise to a claim for wrongful dismissal) insofar as those rights arise or may arise from his/her ceasing to have rights under the Plan or being entitled to this Award as a result of such termination, or from the loss or diminution in value of such rights or entitlements.
Amendments; Severability

Paragraph 13 Subsection (b) of the Agreement does not apply.
Director/CEO Notification Obligation

16.    Director/CEO Notification Obligation. If the Grantee is a director, associate director, shadow director (each of which, a “Director”) or chief executive officer (“CEO”) of the Employer, the Grantee is subject to certain notification requirements under the Companies Act (Cap. 50 of Singapore), The Grantee is obliged to notify the Employer in writing of any participatory interest he/she has in any Group Company, including any Performance-Based Restricted Stock Units entitling him/her to Company Stock. In addition, the Grantee must notify the Employer when he/she sells shares in any Group Company, including any Performance-Based Restricted Stock Units acquired. The Grantee must notify the Company of any interest he/she has in any Group Company within two (2) business days of becoming a Director or CEO.

Collection, Use and Disclosure of Personal Data

17.    Collection, Use and Disclosure of Personal Data. For the purposes of implementing and administering the Plan, responding to instructions or enquiries made or purportedly made by

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

Grantees, the sending of materials or other notices, documents or correspondence and enforcing rights or fulfilling obligations under any applicable laws or pursuant to these rules of the Plan and/or the provisions of this Agreement, the Company and/or its subsidiaries will collect, use and disclose the personal data of Grantees, contained in each document submitted pursuant to the rules of the Plan or which is otherwise collected from a Grantee and public sources. The Grantee consents to the collection, use and disclosure of his or her personal data for all such purposes, including disclosure of data to subsidiaries of the Company, and to third parties who provide services to the Company and/or its subsidiaries, and further consents to the collection, use and further disclosure by such persons of such data for such purposes, provided always that both the Employer and the Company shall take reasonable steps to ensure that such personal data remains adequately protected, and any disclosure of personal data is made in accordance with requirements prescribed under the Personal Data Protection Act 2012.
“Qualifying Person” Exemption

18.     The Grantee acknowledges that the Plan has not been registered as a prospectus with the Monetary Authority of Singapore, and the grant of the Performance-Based Restricted Stock Units is being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Securities and Futures Act (Cap. 289 of Singapore) (“SFA”). Accordingly, the Plan and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of shares of Common Stock of the Company may not be circulated or distributed, nor may shares of Common Stock of the Company be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than pursuant to, and in accordance with, the conditions of an exemption under any provision of Subdivision (4) of Division 1 of Part XIII of the SFA, save for section 280 of the SFA.

United Kingdom

The Grantee is employed either by WEX Europe Limited, a wholly-owned subsidiary of the Company, WEX Europe UK Limited, a wholly-owned subsidiary of the Company or WEX Europe Services Limited, a majority-owned subsidiary of the Company (each a “Group Company” and collectively, with all other subsidiaries of the Company, the “Group Companies”); (each, respectively, the “Employer”).
"Eligible employees" for the purposes of Performance-Based Restricted Stock Unit Awards made to participants resident in the United Kingdom shall include employees and executive directors only of the Employer.

Confidential and Proprietary Information

The following provisions replace Paragraph 4 of the Agreement in its entirety:

4.Confidential and Proprietary Information. The Grantee acknowledges that in connection with his/her employment with Employer, the Grantee has and will continue to have access to information of a nature not generally disclosed to the public. The Grantee agrees to keep

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan confidential and not: (i) use or (ii) disclose to anyone, any Confidential Information, except in the proper course of Grantee’s duties to the Employer and/or Company, as required by law or as authorized by the Board of Directors.

4.1.	The term “Confidential and Proprietary Information” includes but is not limited to:

4.1.1.
financial information relating to the Employer and any Group Company including (but not limited to) management accounts, sales forecasts, dividend forecasts, profit and loss accounts and balance sheets, draft accounts, results, order schedules, profit margins, pricing strategies, and other information regarding the performance or future performance of the Employer or any Group Company;

4.1.2.
client or customer lists and contact lists, details of the terms of business with, the fees and commissions charged to or by and the requirements of customers or clients, prospective customers or clients of, buyers from and suppliers to the Employer or any Group Company, price lists, discount structures, pricing statistics, market research reports, renewal dates and any customer or prospective customer complaints;

4.1.3.
any information relating to expansion plans, maturing business opportunities, business strategy, marketing plans, and presentations, tenders, projects, joint ventures or acquisitions and developments contemplated, offered, or undertaken by the Employer or any Group Company;

4.1.4.	details of the employees, officers, and workers of and consultants to the Employer or any Group Company, their job skills and capabilities and the remuneration and other benefits paid to them;

4.1.5.
copies or details of and information relating to know-how, research activities, inventions, creative briefs, ideas, computer programs (whether in source code or object code), secret processes, designs and formulae, or other intellectual property undertaken, commissioned, or produced by or on behalf of the Employer or any Group Company;

4.1.6.	confidential reports or research commissioned by or provided to the Employer or any Group Company and any trade secrets and confidential transactions of the Employer or any Group Company;

4.1.7.
details of any marketing, development, pre-selling or other exploitation of any intellectual property, or other rights of the Employer or any Group Company, any proposed options or agreements to purchase, license, or otherwise exploit any intellectual property of the Employer or any Group Company, any intellectual property which is under consideration for development by the Employer or any Group Company, any advertising, marketing, or promotional campaign which the Employer or any Group Company is to conduct; and

4.1.8.
any information which the Grantee ought reasonably to know is confidential and any information which has been given to the Employer or any Group Company in confidence by agents, buyers, clients, consultants, customers, suppliers, or other persons.

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

4.2.
The previous sub-Paragraph will apply to any such information whether designated as confidential and proprietary or not and whether provided orally, in writing or on electronic media. The previous sub-Paragraph will not apply to any information which is in the public domain, other than by way of unauthorized disclosure (whether by Grantee or any other person).

4.3.
No Confidential and Proprietary Information may be reproduced (except in the proper exercise of Grantee’s duties to the Company) or given to the press or any publication whatsoever or in the form of a paper to a professional body without the prior written consent of the Company.

4.4.
Grantee shall not make copies of, or memorize any, Confidential and Proprietary Information and shall on the Termination Date return to the Company any records in any form of Confidential and Proprietary Information acquired or received by Grantee during the course of his/her employment and shall not retain any copy or summary of the same.

4.5.	This Agreement shall not prevent Grantee from:

4.5.1.	reporting misconduct, or a serious breach of applicable regulatory requirements to any body responsible for supervising or regulating the matters in question;

4.5.2.
disclosing any information which Grantee is entitled to disclose under the Public Interest Disclosure Act 1998 (only insofar as such information is disclosed in accordance with the Public Interest Disclosure Act 1998);

4.5.3.	reporting an offence to a law enforcement agency; or

4.5.4.	co-operating with a criminal investigation or prosecution.

Definitions for Restrictive Covenants, Non-Solicitation and Non-Competition

The following provisions replace Paragraph 5 of the Agreement in its entirety:

5A.     Definitions for Restrictive Covenants.
The following definitions apply to the Clauses below:
5A.1. “Critical Employee” means any person who:

5A.1.1.	is employed or engaged by or seconded or assigned to the Employer or any Group Company during the Restricted Period; and
5A.1.2. for whom, during the Relevant Period:
5A.1.2.1. Grantee has had direct or indirect managerial responsibility; or
5A.1.2.2. with whom Grantee had material contact or dealings; and
5A.1.3. who, during the Relevant Period:

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

5A.1.3.1.	had material contact with Customers or Prospective Customers or Suppliers in performing his/her duties of employment with the Employer or any Group Company; and/or

5A.1.3.2.	is in possession of Confidential and Proprietary Information about Customers or Prospective Customers or Suppliers;
5A.2. “Customer” means any person, firm, company, business entity or other organization whatsoever to which the Employer or any Group Company distributed, sold or supplied Restricted Goods or Restricted Services during the Relevant Period and with which, during that period:
5A.2.1. Grantee, or
5A.2.2. any employee under Grantee’s direct or indirect supervision, had material dealings in the course of employment with the Employer or any Group Company, or about whom Grantee was in possession of Confidential and Proprietary Information, but always excluding therefrom any subsidiary, division, branch or office of such person, firm, company or other organization whatsoever with which Grantee and/or any such employee had no dealings during that period;
5A.3. “Prospective Customer” means any person, firm, company or other organization whatsoever with which the Employer or any Group Company had discussions during the Relevant Period regarding the possible distribution, sale or supply of Restricted Goods or Restricted Services and with which, during such period:
5A.3.1. Grantee, or
5A.3.2. any employee who was under Grantee’s direct or indirect supervision, had material dealings in the course of employment by the Employer or any Group Company, or about whom Grantee was in possession of Confidential and Proprietary Information, but always excluding therefrom any subsidiary, division, branch or office of that person with which Grantee and/or any such employee had no dealings during that period;
5A.4. “Relevant Period” means the period of twelve months immediately preceding the start of the Restricted Period;
5A.5. “Restricted Area” means the United Kingdom and any other country in the world where the Employer or any Group Company is providing or supplying, or is planning to provide or supply, any Restricted Goods or Restricted Services and in or for which, during the course of Grantee’s employment:
5A.5.1. Grantee, or
5A.5.2. any employee under Grantee’s direct supervision,

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan performed material duties for the Employer or relevant Group Company;
5A.6. “Restricted Goods or Restricted Services” means:
5A.6.1. any products and services provided by the Employer or any Group Company as at the Termination Date or which the Employer or any Group Company has planned to start providing within six months of the Termination Date including, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards researched, developed, manufactured, distributed or sold by the Employer or any Group Company; and
5A.6.2. with which Grantee’s duties were materially concerned or for which Grantee, or any employee who was under Grantee’s direct or indirect supervision, was responsible during the Relevant Period, or any products or services of the same type or materially similar to such products or services;
5A.7. “Restricted Period” means the period commencing on the earlier of (i) the Termination Date; (ii) the date when Grantee commences Garden Leave; or (iii) such date on which Grantee ceases providing services to the Employer, and continuing for twelve months in respect of the Non-Solicitation of Customers, Prospective Customers and Critical Employees in Paragraphs 5B.1.1 and 5B.1.2, and six months in respect of the Non-Competition restriction in Paragraph 5B.1.3;
5A.8. “Termination Date” means the date upon which Grantee’s employment with the Employer terminates for whatever reason and howsoever arising, whether lawfully or unlawfully.

5B.     Non-Solicitation and Non-Competition.

5B.1. In order to protect the Confidential and Proprietary Information, and business/customer connections and workforce stability of the Employer and any Group Company, the Grantee agrees that during his/her employment with the Employer and during the Restricted Period, without the Employer’s consent, he/she shall not whether on his/her own behalf or in conjunction with any person, firm, company, business entity or other organisation whatsoever, (and whether as an employee, employer, consultant, agent, principal, partner corporate officer, board member, director, or in any other individual or representative capacity whatsoever), directly or indirectly:

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

5B.1.1
In competition with the Employer and/or any Group Company, contact, call on, provide advice to, solicit, take away, or divert, and/or influence or attempt to influence any Customer or Prospective Customer of the Employer or any Group Company in respect of Restricted Goods or Restricted Services;

5B.1.2.
Solicit or induce, either directly or indirectly, any Critical Employee to leave the employ of the Employer or any Group Company; or hire or employ, or assist in the hire or employment of, either directly or indirectly, any Critical Employee in the business of researching into, developing or otherwise dealing with Restricted Goods or Restricted Services;

5B.1.3.
Within the Restricted Area become employed by, render services to or directly or indirectly (whether for compensation or otherwise), manage, operate, or control, or join or participate in the management, operation or control of, any business which provides or supplies Restricted Goods or Restricted Services within the Restricted Area (or is intending to do so within the Restricted Period), if the business:

(a)	is in competition with the Employer and/or any Group Company with respect to Restricted Goods or Restricted Services; or

(b)	is intending to compete with the Employer and/or any Group Company with respect to Restricted Goods or Restricted Services within the Restricted Period, save that this shall not prohibit the Grantee from acting in any capacity where there is no risk of conscious or subconscious direct or indirect transmission or use of Confidential and Proprietary Information.
For the purposes of this restriction, acts done by the Grantee outside the Restricted Area shall nonetheless be deemed to be done within the Restricted Area where their primary purpose is to distribute, sell, supply or otherwise deal with Restricted Goods or Restricted Services in the Restricted Area.

5B.2.
The Employer has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Employer, (c) solicitation or hire of employees of the Employer, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraphs 4 or 5B of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to restrictions in this Agreement.

5B.3.
Grantee hereby agrees that he/she will at the request and cost of the Employer enter into a direct agreement or undertaking with any Group Company whereby he/she will accept restrictions and provisions corresponding to the restrictions and provisions in this Paragraph 5B (or such of them as may be appropriate in the circumstances) in relation

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan to such activities and such area and for such a period as such Group Company may reasonably require for the protection of its legitimate business interests.

5B.4.
If the Grantee’s employment transfers by operation of law to a third party (the “Transferee”), this Paragraph 5B shall with effect from that transfer of employment apply to Grantee as if references to the Employer included the Transferee and references to any Group Company were construed accordingly, and as if the references to defined terms in respect of the Employer and any Group Company including but not limited to "Customer", "Prospective Customer" and "Critical Employee", applied to the customers, prospective customers and critical employees of the Transferee and their respective Group Companies. Grantee agrees to execute any such documents as may be required to effectuate said benefit.

5B.5.
Each of the restrictions contained in this Paragraph 5B, each definition set out in Paragraph 5A, each limb of such definition and each operative word within each sub-paragraph or definition is intended to be an entirely separate, severable and independent restriction, notwithstanding that they are combined together for the sake of brevity, and the Grantee agrees not to advance any argument to the contrary. In the event that any of the restrictions shall be held to be void or ineffective but would be valid and effective if some part of the wording thereof were deleted such restriction shall apply with such modification as may be necessary to make it valid and effective. If such a deletion applies to a definition, such deletion shall not apply to any other restriction, so that each definition is deemed to be repeated each time it is used.

5B.6.
The Grantee warrants that s/he will provide a copy of this Agreement to any employer or other person to whom or with whom the Grantee is intending to provide services within the Restricted Period, and that the Grantee will do so before entering into any contractually binding agreement to perform such services.

5B.7.	Immediately after agreeing to provide services to any person during the Restricted Period, the Grantee will notify the Employer of the identity of that person.
5B.8. Mindful of the obligations set forth in Paragraphs 4, 5A and 5B, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company.

No Rights to Continued Employment

The following provisions supplement Paragraph 8 of the Agreement:

The grant of Awards under the Plan is made at the discretion of the Company and the Plan may be suspended or terminated by the Company at any time. The grant of an Award in one year or at one time does not in any way entitle the Grantee to an Award in the future. The Plan is wholly discretionary and is not to be considered part of the Grantee's normal or expected compensation subject to severance, resignation, redundancy or similar compensation. The value of the Award is an extraordinary item of compensation which is outside the scope of the Grantee's employment contract (if any).

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

The rights and obligations of the Grantee under the terms of his/her office or employment with his/her employing entity, any past or present subsidiary, or associated or affiliate company of the Company shall not be affected by his/her participation in the Plan or the grant of this Award or any right which he/she may have to participate therein, and the Grantee hereby waives all and any rights to compensation or damages in consequence of the termination of his/her office or employment with any such company for any reasons whatsoever (whether lawful or unlawful and including, without prejudice to the generality of the foregoing, in circumstances giving rise to a claim for wrongful dismissal) insofar as those rights arise or may arise from his/her ceasing to have rights under the Plan or being entitled to this Award as a result of such termination, or from the loss or diminution in value of such rights or entitlements.
Governing Law

The following provision replaces Paragraph 9 of the Agreement in its entirety:

9.    Governing Law. Save for taxation, which shall be governed by the law of England and Wales, this Agreement and the legal relations between the parties shall be governed by and construed in accordance with the internal laws of the State of Delaware, without effect to the conflicts of laws principles thereof.

Tax Obligations

The following provisions replace Paragraph 10 of the Agreement in its entirety:

10.    Tax Obligations. As a condition to the granting of the Award and the vesting thereof, the Grantee acknowledges and agrees that he/she is responsible for the payment of UK income tax and employee's primary Class 1 national insurance contribution liabilities (and any other taxes required to be withheld) payable in connection with the vesting of an Award. Accordingly, the Grantee agrees to remit to the Company or any applicable subsidiary an amount sufficient to pay such taxes. Such payment shall be made to the Company or the applicable subsidiary of the Company in a form that is reasonably acceptable to the Company, as the Company may determine in its sole discretion. Notwithstanding the foregoing, the Company may retain and withhold from delivery at the time of vesting that number of shares of Company Stock having a fair market value equal to the taxes owed by the Grantee, which retained shares shall fund the payment of such taxes by the Company on behalf of the Grantee.
Further to the above, the Grantee agrees to indemnify and keep indemnified the Company and the Employer in respect of any income tax liability which falls to be paid to UK HM Revenue & Customs ("HMRC") by the Company or the Employer under the Income Tax (Earnings & Pensions) Act 2003 ("ITEPA") and the PAYE regulations referred to in it, and any employees' primary Class 1 national insurance contributions which fall to be paid to HMRC by the Company or the Employer under the PAYE system as it applies for national insurance purposes under the Social Security Contributions and Benefits Act 1992 and the regulations referred to in it arising in connection with the grant, vesting or cancellation of the Award or the acquisition or other dealing in the shares of Company Stock acquired.
If so required by the Company, and if the shares subject to the Award are considered to be "restricted securities" for the purposes of Part 7, Chapter 2 ITEPA (such determination to be

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan made by the Company in its absolute discretion), settlement of the Award will be conditional on the Grantee executing a joint election pursuant to section 431 ITEPA together with the Employer in order to elect that the market value of the shares subject to the Award be calculated as if such shares were not "restricted securities".

Amendments; Severability

Paragraph 13 Subsection (b) of the Agreement does not apply.
Data Privacy

16.    Data Privacy.
(a)    The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his/her personal data as described in this Agreement by and among, as applicable, his/her employing entity or contracting party and the Company for the exclusive purpose of implementing, administering and managing his/her participation in the Plan.
(b)    The Grantee understands that the Company holds certain personal information about him/her, including, but not limited to, his/her name, home address and telephone number, work location and phone number, date of birth, hire date, details of all awards or any other entitlement to shares of common stock of the Company awarded, vested, unvested or outstanding in the Grantee’s favor, for the purpose of implementing, administering and managing the Plan (“Personal Data”). The Grantee understands that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Grantee’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that he/she may request a list with the names and addresses of any potential recipients of the Personal Data by contacting his/her local human resources representative. The Grantee authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing his/her participation in the Plan. The Grantee understands that Personal Data will be held only as long as is necessary to implement, administer and manage his/her participation in the Plan. The Grantee understands that he/she may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his/her local human resources representative. The Grantee understands, however, that refusing or withdrawing his/her consent may affect his/her ability to participate in the Plan. For more information on the consequences of Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that he/she may contact his/her local human resources representative.

United States - Colorado, North Dakota, Nebraska, Oklahoma, Oregon

Non-Solicitation

The following provisions replace Paragraph 5 of the Agreement in its entirety:

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

5.    Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that:

(a)    During his/her employment with the Company and for a period of twelve months following the termination of his/her employment with the Company for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information;

(b)    During his/her employment with the Company and for a period of twelve months following the termination of his/her employment with the Company for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, utilize the Company’s Confidential and Proprietary Information to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company;

(c)    During his/her employment with the Company and for a period of twelve months following the termination of his/her employment with the Company for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, solicit or induce, either directly or indirectly, any employee of the Company to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or take any action to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company within sixty days preceding that individual’s hire by the Grantee or his/her subsequent employer; and/or

(d)    During the term of his/her employment with the Company, the Grantee promises and agrees that he/she will not, in any way, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity, engage or attempt to engage in any competitive activity relating to the subject matter of his/her employment with the Company or relating to the Company’s business.

The restrictions in this Paragraph shall not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The Grantee acknowledges that the Company’s and its subsidiaries’ businesses are conducted

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan internationally and agrees that the provisions in this Paragraph shall operate in any country in which the Company conducts business while the Grantee is/was employed by the Company.

The Company has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraphs 4 or 5 of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company that is enforceable under applicable law.

The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company. The Grantee also acknowledges that in the event he/she breaches any part of Paragraphs 4 or 5 of this Agreement, the damages to the Company would be irreparable. Therefore, in addition to monetary damages and/or reasonable attorney fees, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if he/she breaches any covenant set forth in Paragraph 5, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach.

If any one or more provisions of Paragraphs 4 or 5 shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Paragraphs 4 or 5 may be reformed, modified, revised, edited or blue-penciled to make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled.

Mindful of the obligations set forth in Paragraphs 4 and 5, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company.

United States – California only

Non-Solicitation

The following provisions replace Paragraph 5 of the Agreement in its entirety:

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

5.
Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that:

(a)    During his/her employment with the Company and for a period of twelve months following the termination of his/her employment with the Company for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information;

(b)    During his/her employment with the Company and for a period of twelve months following the termination of his/her employment with the Company for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, utilize the Company’s Confidential and Proprietary Information to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company;

(c)    During his/her employment with the Company and for a period of twelve months following the termination of his/her employment with the Company for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, utilize the Company’s Confidential and Proprietary Information to solicit or induce, either directly or indirectly, any employee of the Company to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or utilize the Company’s Confidential and Proprietary Information to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or utilize the Company’s Confidential and Proprietary Information to hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company within sixty days preceding that individual’s hire by the Grantee or his/her subsequent employer; and/or

(d)    During the term of his/her employment with the Company, the Grantee promises and agrees that he/she will not, in any way, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity, engage or attempt to engage in any competitive activity relating to the subject matter of his/her employment with the Company or relating to the Company’s business.

The restrictions in this Paragraph shall not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

Grantee acknowledges that the Company’s and its subsidiaries’ businesses are conducted internationally and agrees that the provisions in this Paragraph shall operate in any country in which the Company conducts business while the Grantee is/was employed by the Company.

The Company has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraphs 4 or 5 of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company that is enforceable under applicable law.

The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company. The Grantee also acknowledges that in the event he/she breaches any part of Paragraphs 4 or 5 of this Agreement, the damages to the Company would be irreparable. Therefore, in addition to monetary damages and/or reasonable attorney fees, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if he/she breaches any covenant set forth in Paragraph 5, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach.

If any one or more provisions of Paragraphs 4 or 5 shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Paragraphs 4 or 5 may be reformed, modified, revised, edited or blue-penciled to make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled.

Mindful of the obligations set forth in Paragraphs 4 and 5, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company.

The following provision replaces Paragraph 9 of the Agreement in its entirety:

9.    Governing Law. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the internal laws of the State of California, without effect to the conflicts of laws principles thereof.

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan

United States – Massachusetts only

Non-Competition

The following provisions replace Paragraph 5 of the Agreement in its entirety:

5.    Non-Competition and Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that during his/her employment with the Company and for a period of twelve months following the termination of his/her employment with the Company for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise:

(a)    Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company with whom the Grantee directly performed any services or had any direct business contact;

(b)     Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information;

(c)     Utilize the Company’s Confidential and Proprietary Information to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company;

(d)    Solicit or induce, either directly or indirectly, any employee of the Company to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or take any action to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company within sixty days preceding that individual’s hire by the Grantee or his/her subsequent employer; and/or

(e)    Become employed by, render services to or directly or indirectly (whether for compensation or otherwise, and whether as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity), own or hold a proprietary interest in, manage, operate, or control, or join or participate in the ownership, management, operation or control of, or furnish any

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan capital to or be connected in any manner with, any Competing Enterprise. For purposes of this subsection (e), a “Competing Enterprise” means any entity, organization or person engaged, or planning to become engaged, in substantially the same or similar business to that being conducted or actively and specifically planned to be conducted during the Grantee’s employment with the Company or within six months after the Grantee’s termination of employment with the Company or its subsidiaries, owned or controlled. It includes, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards. The restrictions in this Paragraph 5 shall be effective and binding only to the extent permissible under Rule 5.6 of the Maine Rules of Professional Conduct or any similar rule governing the practice of law that is applicable to the Grantee. The restrictions in this Paragraph shall not be construed to prevent the Grantee from, following the termination of his/her employment with the Company, working for a business entity that does not compete with the Company or its subsidiaries simply because the entity is affiliated with a Competing Enterprise, so long as the entity is operationally separate and distinct from the Competing Enterprise and the Grantee’s job responsibilities at that entity are unrelated to the Competing Enterprise. The restrictions in this Paragraph will not apply to employment by or the rendering of services to businesses that sell fuel or convenience items if those businesses are not directly competing with the Company or its subsidiaries, owned or controlled. The restrictions in this Paragraph shall also not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The Grantee acknowledges that the Company’s and its subsidiaries’ businesses are conducted internationally and agrees that the provisions in this Paragraph shall operate in any country in which the Company conducts business while the Grantee is/was employed by the Company. Grantee acknowledges that the Company’s grant and provision of the Performance Based Restricted Stock Units, to which Grantee would not be entitled absent execution of this Agreement, constitute fair, reasonable, and mutually agreed upon consideration to support this Section 5(e). This Section 5(e), only, shall not apply if Grantee is terminated without Cause or laid off. For purposes of this Section 5(e), only, the term “Cause” shall mean willful misconduct by the Grantee or willful failure by the Grantee to perform his or her responsibilities to the Company (including, without limitation, breach by the Grantee of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Grantee and the Company), as determined by the Company, which determination shall be conclusive. The Grantee’s employment shall be considered to have been terminated for Cause if the Company determines, within thirty days after the Grantee’s termination, that termination for Cause was warranted.

The Company has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraphs 4 or 5 of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company that is enforceable under applicable law.

The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company. The Grantee also acknowledges that in the event he/she breaches any part of Paragraphs 4 or 5 of this Agreement, the damages to the Company would be irreparable. Therefore, in addition to monetary damages and/or reasonable attorney fees, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if he/she breaches any covenant set forth in Paragraph 5, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach; except that the duration of the covenants contained in Paragraph 5(e), only, shall extend to twenty-four months if Grantee breached his or her fiduciary duty to the Company and/or if Grantee has unlawfully taken, physically or electronically, property belonging to the Company.

If any one or more provisions of Paragraphs 4 or 5 shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Paragraphs 4 or 5 may be reformed, modified, revised, edited or blue-penciled to make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled.

Mindful of the obligations set forth in Paragraphs 4 and 5, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company.

Grantee is hereby informed that Grantee has the right to consult with counsel prior to signing this Agreement.

The following provision replaces Paragraph 9 of the Agreement in its entirety:

9.    Governing Law. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the internal laws of the State of Delaware, without effect to the conflicts of laws principles thereof, except that Section 5(e) only shall be governed by the internal laws of the Commonwealth of Massachusetts if Grantee was a resident of Massachusetts for thirty days immediately preceding his or her cessation of employment with the Company.

Form of WEX Inc. Performance-Based Restricted Stock Unit Agreement under the WEX Inc. 2019 Equity and Incentive Plan